                                                                    EXHIBIT 10.5

                               OPERATING AGREEMENT
                                       FOR
                               CAP CITY BREAD, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, OR TRANSFERRED, UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS AGREEMENT IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

                                TABLE OF CONTENTS

ARTICLE  I   DEFINITIONS...................................................................1
             1.1     "Act".................................................................1
             1.2     "Additional Purchase Price"...........................................1
             1.3     "Affiliate"...........................................................1
             1.4     "Agreement"...........................................................2
             1.5     "Annual Business Plan"................................................2
             1.6     "Appraisal Period"....................................................2
             1.7     "Approval Date".......................................................2
             1.8     "Area Development Agreement"..........................................2
             1.9     "Artisan".............................................................2
             1.10    "Assignee"............................................................2
             1.11    "Bakery-Cafe Cash Flow"...............................................2
             1.12    "Bankruptcy"..........................................................2
             1.13    "Capital Account".....................................................3
             1.14    "Capital Contribution"................................................3
             1.15    "Cash Flow"...........................................................3
             1.16    "Cause"...............................................................3
             1.17    "Certificate".........................................................3
             1.18    "Code"................................................................3
             1.19    "Company".............................................................3
             1.20    "Company Minimum Gain"................................................3
             1.21    "Competitive Activity"................................................3
             1.22    "Controlling Member"..................................................4
             1.23    "Development Plan"....................................................4
             1.24    "Disability"..........................................................4
             1.25    "Distributable Cash"..................................................4
             1.26    "Distribution Percentages"............................................4
             1.27    "Economic Interest"...................................................4
             1.28    "Employment Agreement"................................................4
             1.29    "Excluded Expenses"...................................................4
             1.30    "Existing Bakery-Cafes"...............................................5
             1.31    "Fair Market Value"...................................................5
             1.32    "Fiscal Year".........................................................5
             1.33    "Gross Sales".........................................................5
             1.34    "Included Expenses"...................................................5
             1.35    "Initial Purchase Price"..............................................5
             1.36    "Majority Interest"...................................................5
             1.37    "Marks"...............................................................5
             1.38    "Member"..............................................................5
             1.39    "Member Nonrecourse Debt".............................................5

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                               TABLE OF CONTENTS
                                  (CONTINUED)


             1.40    "Member Nonrecourse Deductions"..............................................................5
             1.41    "Membership Interest"........................................................................5
             1.42    "Net Profits" and "Net Losses"...............................................................6
             1.43    "Nonrecourse Liability"......................................................................6
             1.44    "Note".......................................................................................6
             1.45    "Operating Fee"..............................................................................6
             1.46    "Operating Member"...........................................................................6
             1.47    "Option".....................................................................................6
             1.48    "Option A"...................................................................................6
             1.49    "Option B"...................................................................................6
             1.50    "Option C"...................................................................................6
             1.51    "Option D"...................................................................................6
             1.52    "Option Event"...............................................................................6
             1.53    "Option Event Date"..........................................................................6
             1.54    "Panera".....................................................................................6
             1.55    "Panera Bread Bakery-Cafe"...................................................................6
             1.56    "Partially Developed Bakery-Cafes"...........................................................6
             1.57    "Percentage Interest"........................................................................6
             1.58    "Period".....................................................................................7
             1.59    "Person".....................................................................................7
             1.60    "Proprietary Information"....................................................................7
             1.61    "Postle".....................................................................................7
             1.62    "President"..................................................................................7
             1.63    "Purchase Notice"............................................................................7
             1.64    "Regulations"................................................................................7
             1.65    "Restricted Interest"........................................................................7
             1.66    "Supermajority Interest".....................................................................7
             1.67    "System".....................................................................................7
             1.68    "Tax Matters Partner"........................................................................7
             1.69    "Term of Employment".........................................................................7
             1.70    "Territory"..................................................................................7
             1.71    "Termination Date"...........................................................................7

ARTICLE II   ORGANIZATIONAL MATTERS...............................................................................8
             2.1     Formation....................................................................................8
             2.2     Name.........................................................................................8
             2.3     Term.........................................................................................8


                                      (ii)

                               TABLE OF CONTENTS
                                  (CONTINUED)


             2.4     Office and Agent.............................................................................8
             2.5     Addresses of the Members and the Controlling Member..........................................8
             2.6     Purpose and Business of the Company..........................................................8

ARTICLE III  CAPITAL CONTRIBUTIONS................................................................................9
             3.1     Initial Capital Contributions................................................................9
                     A.       Operating Member Contributions......................................................9
                     B.       Artisan Contributions...............................................................9
                     C.       Other Agreements....................................................................9
             3.2     Additional Capital Contributions............................................................10
                     A.       Operating Member Contributions.....................................................10
                     B.       Artisan Contributions..............................................................11
                     C.       No Further Capital Contributions Required..........................................12
                     D.       Exhibit A..........................................................................12
             3.3     Capital Accounts............................................................................12
             3.4     Percentage Interest.........................................................................12
             3.5     No Interest on Capital Contributions........................................................13
             3.6     Failure to Make Contributions...............................................................13
             3.7     Area Development Agreement..................................................................14

ARTICLE IV   MEMBERS 14
             4.1     Limited Liability...........................................................................14
             4.2     Admission of Additional Members.............................................................14
             4.3     Withdrawals or Resignations.................................................................15
             4.4     Termination of Membership Interest..........................................................15
             4.5     Competing Activities........................................................................15
             4.6     Transactions With The Company...............................................................15
             4.7     Remuneration To Members.....................................................................15
             4.8     Members Are Not Agents......................................................................15
             4.9     Voting Rights...............................................................................16
             4.10    Meetings of Members.........................................................................16

ARTICLE V    MANAGEMENT AND CONTROL OF THE COMPANY...............................................................17
             5.1     Management of the Company by Controlling Member.............................................17
             5.2     Powers of Controlling Member................................................................17
                     A.       Powers of Controlling Member.......................................................17
                     B.       Limitations on Power of Controlling Member.........................................18
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                               TABLE OF CONTENTS
                                  (CONTINUED)


             5.3     Performance of Duties; Liability of Controlling Member......................................19
             5.4     Devotion of Time............................................................................20
             5.5     Competing Activities........................................................................20
             5.6     Transactions between the Company and the Controlling Member.................................20
             5.7     Payments to Controlling Member or its Affiliates............................................20
             5.8     Officers....................................................................................21
             5.9     Limited Liability...........................................................................22

ARTICLE VI   ALLOCATIONS OF NET PROFITS AND NET LOSSES AND
             DISTRIBUTIONS.......................................................................................22
             6.1     Allocations of Net Profit and Net Loss......................................................22
                     A.       Net Loss...........................................................................22
                     B.       Net Profit.........................................................................23
                     C.       Acknowledgment of Special Allocation...............................................23
             6.2     Special Allocations.........................................................................24
                     A.       Minimum Gain Chargeback............................................................24
                     B.       Chargeback of Minimum Gain Attributable to Member Nonrecourse Debt.................24
                     C.       Nonrecourse Deductions.............................................................24
                     D.       Member Nonrecourse Deductions......................................................24
                     E.       Qualified Income Offset............................................................24
             6.3     Code Section 704(c) Allocations.............................................................25
             6.4     Allocation of Net Profits and Losses and Distributions in Respect of a Transferred Interest.25
             6.5     Distributions...............................................................................25
                     A.       Partial Return of Capital..........................................................25
                     B.       Operating Fee......................................................................26
                     C.       Cash Flow..........................................................................27
                     D.       Distributable Cash.................................................................27
                     E.       Holders of Record..................................................................27
             6.6     Form of Distribution........................................................................27
             6.7     Restriction on Distributions................................................................28
             6.8     Return of Distributions.....................................................................28
             6.9     Obligations of Members to Report Allocations................................................28

ARTICLE VII  TRANSFER AND ASSIGNMENT OF INTERESTS................................................................28
             7.1     Transfer and Assignment of Interests........................................................28
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                                  (CONTINUED)


             7.2     Substitution of Members.....................................................................29
             7.3     Effective Date of Transfers.................................................................29
             7.4     Rights of Legal Representatives.............................................................29
             7.5     No Effect to Transfers in Violation of Agreement............................................29

ARTICLE VIII PURCHASE AND SALE RIGHTS............................................................................30
             8.1     Grant of Rights.............................................................................30
                     A.       Option A...........................................................................30
                     B.       Option B...........................................................................30
                     D.       Option D...........................................................................33
                     E.       Purchase Price Adjustment..........................................................33
                     F.       Right to Assign....................................................................34
             8.2     Purchase Notice.............................................................................34
             8.3     Closing of Option Exercise..................................................................34
                     A.       Payment of Purchase Price..........................................................34
                     B.       Closing............................................................................35
                     C.       Additional Purchase Price..........................................................35

ARTICLE IX   ACCOUNTING, RECORDS, REPORTING BY MEMBERS...........................................................35
             9.1     Books and Records...........................................................................35
             9.2     Delivery to Members and Inspection..........................................................36
             9.3     Annual Statements...........................................................................36
             9.4     Filings.....................................................................................37
             9.5     Bank Accounts...............................................................................37
             9.6     Accounting Decisions and Reliance on Others.................................................37
             9.7     Tax Matters for the Company Handled by Controlling Member and Tax Matters Partner...........37

ARTICLE X    DISSOLUTION AND WINDING UP..........................................................................37
             10.1    Dissolution.................................................................................37
             10.2    Winding-Up..................................................................................37
             10.3    Distributions in Kind.......................................................................38
             10.4    Order of Payment Upon Dissolution...........................................................38
             10.5    Limitations on Payments Made in Dissolution.................................................38

ARTICLE XI   INDEMNIFICATION AND INSURANCE.......................................................................38
             11.1    Indemnification of Agents...................................................................38
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                                  (CONTINUED)



             11.2    Insurance...................................................................................39

ARTICLE XII  CONFIDENTIALITY AND NON-COMPETITION.................................................................39
             12.1    Noncompetition..............................................................................39
             12.2    Confidentiality.............................................................................39
                     A.       Definition.........................................................................39
                     B.       No Disclosure, Use, or Circumvention...............................................40
                     C.       Maintenance of Confidentiality.....................................................40
             12.3    Non-Solicitation............................................................................40
             12.4    Reasonableness of Restrictions; Reformation; Enforcement....................................40
             12.5    Specific Performance........................................................................41

ARTICLE XIII INVESTMENT REPRESENTATIONS..........................................................................41
             13.1    Preexisting Relationship or Experience......................................................41
             13.2    No Advertising..............................................................................41
             13.3    Investment Intent...........................................................................42
             13.4    Consultation with Attorney..................................................................42
             13.5    Tax Consequences............................................................................42
             13.6    No Assurance of Tax Benefits................................................................42

ARTICLE XIV  MISCELLANEOUS.......................................................................................42
             14.1    Complete Agreement..........................................................................42
             14.2    Binding Effect..............................................................................42
             14.3    Parties in Interest.........................................................................42
             14.4    Pronouns; Statutory References..............................................................43
             14.5    Headings....................................................................................43
             14.6    Interpretation..............................................................................43
             14.7    References to this Agreement................................................................43
             14.8    Jurisdiction................................................................................43
             14.9    Limitations on Legal Actions................................................................43
             14.10   Mediation...................................................................................43
             14.11   Exhibits....................................................................................44
             14.12   Severability................................................................................44
             14.13   Additional Documents and Acts...............................................................44
             14.14   Notices.....................................................................................44
             14.15   Amendments..................................................................................44
             14.16   Reliance on Authority of Person Signing Agreement...........................................44
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                               TABLE OF CONTENTS
                                  (CONTINUED)


             14.17   No Interest in Company Property; Waiver of Action for Partition.............................44
             14.18   Multiple Counterparts.......................................................................44
             14.19   Attorney Fees...............................................................................45
             14.20   Time is of the Essence......................................................................45
             14.21   Remedies Cumulative.........................................................................45
             14.22   Special Power of Attorney...................................................................45
                     A.       Attorney in Fact...................................................................45
                     B.       Irrevocable Power..................................................................46
                     C.       Signatures.........................................................................46



                                     (vii)

                               OPERATING AGREEMENT
                                       FOR
                               CAP CITY BREAD, LLC
                      A DELAWARE LIMITED LIABILITY COMPANY

         This Operating Agreement, is made as of October 7, 2001, by and among the parties listed on the signature pages hereof, with reference to the following facts:

         A. On October 1, 2001, a Certificate of Formation for CAP CITY BREAD, LLC (the "Company"), a limited liability company organized under the laws of the State of Delaware, was filed with the Delaware Secretary of State.

         B. The parties desire to adopt and approve a limited liability company operating agreement for the Company.

         NOW, THEREFORE, the parties by this Agreement set forth the operating agreement for the Company under the laws of the State of Delaware upon the terms and subject to the conditions of this Agreement.

                                    ARTICLE I

                                   DEFINITIONS

         When used in this Agreement, the following terms shall have the meanings set forth below (all terms used in this Agreement that are not defined in this Article I shall have the meanings set forth elsewhere in this Agreement):

         1.1 "Act" shall mean the Delaware Limited Liability Company Act as the same may be amended from time to time.

         1.2 "Additional Purchase Price" shall have the meaning set forth in
Section 8.1.E.

         1.3 "Affiliate" of a Member or Controlling Member shall mean any Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with a Member or Controlling Member, as applicable. The term "control," as used in the immediately preceding sentence, shall mean with respect to a corporation or limited liability company the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company, and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

         1.4 "Agreement" shall mean this Operating Agreement, as originally executed and as amended from time to time.

         1.5 "Annual Business Plan" shall mean the detailed business plan for the Company on a consolidated basis, which plan shall contain an operating budget by bakery-cafe, a capital budget by bakery-cafe, a marketing plan, cash flow projections, sources of cash analysis, an operating plan (including plans related to the strategic business plan), and detailed quantifiable key performance indicators (people, pegs and cost balancing) for the plan year. Such business plan shall specify the cash needs of the Company as of the last day of each calendar quarter. The cash needs of the Company shall include all cash needed for day-to-day operations, for capital goods replacement and acquisition, for reserves, and for expansion purposes. All cash flow projections shall be on a thirteen (13) Period basis.

         1.6 "Appraisal Period" shall have the meaning set forth in Section
8.1B.

         1.7 "Approval Date" shall mean, with respect to each Panera Bread Bakery-Cafe to be developed by the Company or any subsidiary or joint venture to be formed by the Company, the date that the Controlling Member, in its sole discretion, approves in writing the Development Plan for such Panera Bread Bakery-Cafe.

         1.8 "Area Development Agreement" shall mean that certain Area Development Agreement of even date herewith between Panera and the Company.

         1.9 "Artisan" shall mean Artisan Bread, LLC, a Delaware limited liability company.

         1.10 "Assignee" shall mean the owner of an Economic Interest who has not been admitted as a substitute Member in accordance with Article VII.

         1.11 "Bakery-Cafe Cash Flow" shall mean, for any specified Period, the total profit (or loss) of a Panera Bread Bakery-Cafe for such Period, net of the payments to Artisan and Panera which are described in Section 5.7 and net of such Panera Bread Bakery-Cafe's proportionate share of the Operating Fee (determined on the basis of the number of the Company's Panera Bread Bakery-Cafes then in operation), plus depreciation and amortization expense for such Period with respect to such Panera Bread Bakery-Cafe's assets, determined in accordance with generally accepted accounting principles consistently applied.

         1.12 "Bankruptcy" of a Member shall mean: (a) the filing of a voluntary petition in bankruptcy by a Member; (b) the Member is adjudged a bankrupt or insolvent, or the entry of an order for relief with respect to a Member in any bankruptcy or insolvency proceedings; (c) the making by a Member of a general assignment for the benefit of creditors; (d) the Member seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Member or of all or any substantial part of the Member's properties; (e) the Member files a petition or answer seeking for the Member any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; or (f) the Member files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the member in any proceeding of such nature.

         1.13 "Capital Account" shall mean with respect to any Member the capital account which the Company establishes and maintains for such Member pursuant to Section 3.3.

         1.14 "Capital Contribution" shall mean the total amount of cash contributed to the Company by the Members and the net book value of property contributed to the Company by Artisan as such value is determined in accordance with Section 3.1B.

         1.15 "Cash Flow" shall mean, for any specified Period, the total profit (or loss) of the Company and its direct or indirect subsidiaries for such Period after taking into account the Operating Fee, the royalty and administrative fee described in Section 5.7 and any loan repayments made by the Company and its direct or indirect subsidiaries to its Members or any other lender, plus the Company's depreciation and amortization expense for such Period, determined in accordance with generally accepted accounting principles consistently applied.

         1.16 "Cause" shall have the meaning set forth in the Employment Agreement.

         1.17 "Certificate" shall mean the Certificate of Formation for the Company originally filed with the Delaware Secretary of State and as amended from time to time.

         1.18 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, the provisions of succeeding law, and to the extent applicable, the Regulations.

         1.19 "Company" shall mean CAP CITY BREAD, LLC, a Delaware limited liability company.

         1.20 "Company Minimum Gain" shall have the meaning ascribed to the term "Partnership Minimum Gain" in the Regulations Section 1.704-2(d).

         1.21 "Competitive Activity" shall include the following:

         (i) directly or indirectly engaging in, being employed by, advising, consulting in, or acting as an agent for, any business competitive with or adverse to the business of the Company or its Affiliates (including, without limitation, Artisan and Panera), which shall include, but is not limited to, the Corner Bakery; LeMadeline; Atlanta Bread Company; any retail food establishment (including, but not limited to, any restaurant or bakery) in which any of the following categories constitute more than twenty percent (20%) of gross sales:
(i) bakery goods and breads; (ii) sandwiches; (iii) coffee and coffee-based drinks; or (iv) soups and salads; or any other business that is the same as or similar to the Panera Bread Bakery-Cafe concept, as it may evolve or change over time, or any business that manufactures, wholesales and/or distributes fresh or frozen dough or bakery products; and

         (ii) having, or acquiring any interest in (whether as proprietor, partner, stockholder, consultant, officer, director, or any type of principal whatsoever) any Person which is directly or indirectly engaged in any business competitive with or adverse to the Company's business, except that the direct or indirect ownership of (a) a Panera Bread Bakery-Cafe franchise through the Company or as otherwise expressly authorized in the Area Development Agreement or in this Agreement, or (b) five percent (5%) or less of the stock of a company whose shares are listed on a national securities exchange or are quoted on the National Association of Securities Dealers Automated Quotation System, shall not be deemed having or acquiring any such interest.

         1.22 "Controlling Member" shall mean Artisan or any other Person that succeeds it as the Controlling Member of the Company.

         1.23 "Development Plan" shall mean, with respect to each Panera Bread Bakery-Cafe to be developed by the Company or any subsidiary or joint venture to be formed by the Company, the detailed development plan for such Panera Bread Bakery-Cafe, which plan shall include a site analysis, development budget, cash flow projections, operating plan and such other information, and in such format, as the Controlling Member may request.

         1.24 "Disability" shall have the meaning set forth in the Employment Agreement.

         1.25 "Distributable Cash" shall mean such amount of cash which the Controlling Member deems available for distribution to the Members, taking into account all debts, liabilities, and obligations of the Company then due, the Annual Business Plan, Development Plans, and working capital and other amounts which the Controlling Member deems necessary for the Company's business or to place into reserves for customary and usual claims with respect to such business.

         1.26 "Distribution Percentages" shall mean (a) with respect to the Operating Member, (i) the Percentage Interest of the Operating Member as of the date of determination less 10%, divided by (ii) 90%, and (b) with respect to Artisan, 100% less the Distribution Percentage, if any, of the Operating Member; in each case, expressed as a percentage. By way of example, if the Percentage Interest of the Operating Member is 20%, the Distribution Percentages of the Operating Member and Artisan would be 11.11% and 88.89%, respectively.

         1.27 "Economic Interest" shall mean the right to receive distributions of the Company's assets and allocations of income, gain, loss, deduction, credit and similar items from the Company pursuant to this Agreement and the Act, but shall not include any other rights of a Member, including, without limitation, the right to vote or participate in the management of the Company.

         1.28 "Employment Agreement" shall mean that certain Employment Agreement of even date herewith between Postle and the Company.

         1.29 "Excluded Expenses" shall have the meaning set forth in Section 6.5B.

         1.30 "Existing Bakery-Cafes" shall mean those Panera Bread Bakery-Cafes described on Exhibit C.

         1.31 "Fair Market Value" shall have the meaning set forth in Section 8.1B.

         1.32 "Fiscal Year" shall mean the Company's fiscal year, which shall end on the last Saturday in December of each year, which fiscal year may be changed at the discretion of the Controlling Member.

         1.33 "Gross Sales" shall mean the aggregate gross amount of all sales of food, beverages and other products and merchandise sold and services rendered in connection with the Panera Bread Bakery-Cafes owned directly or indirectly by the Company, including monies derived from sales at or away from the Panera Bread Bakery-Cafes whether for cash or credit, but excluding (i) all federal, state or municipal sales or service taxes collected from customers and paid to the appropriate taxing authorities; and (ii) all customer refunds and adjustments and promotional discounts made by Panera Bread Bakery-Cafes.

         1.34 "Included Expenses" shall have the meaning set forth in Section 6.5B.

         1.35 "Initial Purchase Price" shall have the meaning set forth in
Section 8.1.E.

         1.36 "Majority Interest" shall mean those Members who hold a majority of the Percentage Interests.

         1.37 "Marks" shall mean the current and future tradenames, trademarks, service marks, and trade dress used to identify the services and/or products offered by Panera Bread Bakery-Cafes, including the marks "PANERA BREAD," and the distinctive building design and color scheme.

         1.38 "Member" shall mean each Person who (a) is an initial signatory to this Agreement, has been admitted to the Company as a Member in accordance with the Certificate or this Agreement or is an Assignee who has become a Member in accordance with Article VII, and (b) has not ceased to be a Member for any reason.

         1.39 "Member Nonrecourse Debt" shall have the meaning ascribed to the term "Partner Nonrecourse Debt" in Regulations Section 1.704-2(b)(4).

         1.40 "Member Nonrecourse Deductions" shall mean items of Company loss, deduction, or Code Section 705(a)(2)(B) expenditures which are attributable to Member Nonrecourse Debt.

         1.41 "Membership Interest" shall mean a Member's entire interest in the Company including the Member's Economic Interest, the right to vote on or participate in the management, and the right to receive information concerning the business and affairs, of the Company.

         1.42 "Net Profits" and "Net Losses" shall mean the income, gain, loss and deductions of the Company in the aggregate or separately stated, as appropriate, determined in accordance with the method of accounting at the close of each Fiscal Year on the Company's information tax return filed for federal income tax purposes, after taking into account, among other things, the royalty and the administrative fee described in Section 5.7.

         1.43 "Nonrecourse Liability" shall have the meaning set forth in Regulations Section 1.752-1(a)(2).

         1.44 "Note" shall have the meaning set forth in Section 8.3A.

         1.45 "Operating Fee" shall have the meaning set forth in Section 6.5B.

         1.46 "Operating Member" shall mean Capitol Dough, Inc., a Missouri corporation.

         1.47 "Option" shall mean any of Option A, Option B, Option C or Option D, and "Options" shall mean collectively Option A, Option B, Option C and Option D.

         1.48 "Option A" shall have the meaning set forth in Section 8.1A.

         1.49 "Option B" shall have the meaning set forth in Section 8.1B.

         1.50 "Option C" shall have the meaning set forth in Section 8.1C.

         1.51 "Option D" shall have the meaning set forth in Section 8.1D.

         1.52 "Option Event" shall mean, in the case of Option A, Option B, Option C, or Option D, any of the events described in Section 8.1A, 8.1B, 8.1C or 8.1D, respectively.

         1.53 "Option Event Date" shall mean the date that an Option Event occurs except that if the Option Event results from either Postle or the Company notifying the other party of his or its election not to renew the Term of Employment, the Option Event Date shall be the date of the termination or expiration of the Term of Employment.

         1.54 "Panera" shall mean Panera, Inc., a Delaware corporation.

         1.55 "Panera Bread Bakery-Cafe" shall mean any bakery, restaurant and/or cafe which uses the Marks (or the Mark "Saint Louis Bread" or "Saint Louis Bread Company") and System.

         1.56 "Partially Developed Bakery-Cafes" shall mean those Panera Bread Bakery-Cafes under development and/or construction which are described on Exhibit C.

         1.57 "Percentage Interest" shall mean the percentage of a Member as determined at any time in accordance with Section 3.4. The initial Percentage Interest is set forth opposite the name of such Member under the column "Member's Percentage Interest" in Exhibit A hereto and shall be adjusted from time to time by the Controlling Member to reflect the then current Percentage Interests of the Members.

         1.58 "Period" shall mean any of the thirteen (13) four-week periods which constitute the Company's Fiscal Year.

         1.59 "Person" shall mean an individual, partnership, limited partnership, limited liability company, corporation, trust, estate, association or any other entity.

         1.60 "Proprietary Information" shall have the meaning set forth in
Section 12.2.

         1.61 "Postle" shall mean Richard Postle.

         1.62 "President" shall have the meaning set forth in Section 5.8.

         1.63 "Purchase Notice" shall have the meaning set forth in Section 8.2.

         1.64 "Regulations" shall, unless the context clearly indicates otherwise, mean the regulations in force as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, and any successor regulations.

         1.65 "Restricted Interest" shall have the meaning set forth in Section 7.1.

         1.66 "Supermajority Interest" shall mean those Members who hold 95% of the Percentage Interests; provided, however, that if the Term of Employment ends or terminates for any reason, Supermajority Interest shall instead have the same meaning as Majority Interest.

         1.67 "System" shall mean the business methods, designs and arrangements for developing and operating Panera Bread Bakery-Cafes, which include the Marks, building design and layouts, equipment, ingredients, recipes, methods of preparation and specifications for authorized food products, methods of inventory control and certain operating and business standards and policies, all of which may be improved, further developed, or otherwise modified from time to time.

         1.68 "Tax Matters Partner" (as defined in Code Section 6231) shall be Artisan or its successor as designated pursuant to Section 9.8.

         1.69 "Term of Employment" shall have the meaning set forth in the Employment Agreement.

         1.70 "Territory" shall mean the areas described on Exhibit B.

         1.71 "Termination Date" shall mean the date of the expiration or termination of Postle's employment with the Company.

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

         2.1 Formation. The Members have formed a Delaware limited liability company under the laws of the State of Delaware by filing the Certificate with the Delaware Secretary of State and entering into this Agreement. The rights and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

         2.2 Name. The name of the Company shall be "CAP CITY BREAD, LLC." The business of the Company may be conducted under that name or, upon compliance with applicable laws, any other name that the Controlling Member deems appropriate or advisable. The Controlling Member shall file any fictitious name certificates and similar filings, and any amendments thereto, that the Controlling Member considers appropriate or advisable.

         2.3 Term. The term of this Agreement commenced on the filing of the Certificate and shall continue indefinitely, unless extended or sooner terminated as hereinafter provided.

         2.4 Office and Agent. The Company shall continuously maintain a registered office and agent in the State of Delaware. The principal office of the Company shall be at 6710 Clayton Road, Richmond Heights, Missouri 63117, or as the Controlling Member may determine. The Company may also have such offices, anywhere within and without the State of Delaware, as the Controlling Member may determine from time to time, or the business of the Company may require. The registered agent shall be as stated in the Certificate or as otherwise determined by the Controlling Member.

         2.5 Addresses of the Members and the Controlling Member. The respective addresses of the Members and the Controlling Member are set forth on Exhibit A. A Member may change its address upon notice thereof to the Controlling Member.

         2.6 Purpose and Business of the Company. The purpose of the Company is to engage in any lawful activity for which a limited liability company may be organized under the Act. Notwithstanding the foregoing, without the consent of all of the Members, the Company shall not engage in any business other than the following:

         A. The acquisition, development, ownership, management, operation and sale of the Existing Bakery-Cafes, the Partially Developed Bakery-Cafes and other Panera Bread Bakery-Cafes;

         B. Acquiring a controlling interest in and managing other limited liability companies or other entities which will engage in any of the foregoing businesses; and

         C. Such other activities directly related to and in furtherance of the foregoing business as may be necessary, advisable, or appropriate, in the reasonable opinion of the Controlling Member.


                                   ARTICLE III

                              CAPITAL CONTRIBUTIONS

     3.1 Initial Capital Contributions.

         A. Operating Member Contributions. As its initial Capital Contribution, Operating Member shall, concurrent with the execution of this Agreement, contribute the sum of (i) $300,000, and (ii) $0, and shall receive a corresponding credit to its Capital Account.

         B. Artisan Contributions. As its initial Capital Contribution, Artisan shall, concurrent with the execution of this Agreement, contribute all of its right, title and interest in and to the Existing Bakery-Cafes and the Partially Developed Bakery-Cafes. In connection with such Capital Contributions, the Company shall assume all obligations of Artisan in connection with the Existing Bakery-Cafes and Partially Developed Bakery-Cafes, including without limitation, all accrued obligations relating to the development of the Partially Developed Bakery-Cafes and the development and operation of the Existing Bakery-Cafes and all obligations relating to such development and operations from and after the date of such contributions, but excluding obligations, if any, for money borrowed by Artisan or Panera in connection with the Existing Bakery-Cafes and Partially Developed Bakery-Cafes. Artisan shall receive a credit to its Capital Account equal to the net book value of the Existing Bakery-Cafes and the Partially Developed Bakery-Cafes (including capitalized overhead), as of July 14, 2001, plus all capital expenditures made by Artisan or its predecessor-in-interest with respect to the Existing Bakery-Cafes and the Partially Developed Bakery-Cafes since July 14, 2001 through the date hereof, minus the $300,000 which shall be distributed by the Company to Artisan as a return of capital pursuant to Section 6.5A. Artisan and Operating Member acknowledge that such net book value was $4,892,555 as of July 14, 2001 and that the capital expenditures made with respect to the Existing Bakery-Cafes and the Partially Developed Bakery-Cafes after July 14, 2001 shall be determined by Artisan after the date hereof, at which time Artisan shall amend Exhibit A to reflect such expenditures.

         C. Other Agreements. In addition to such initial Capital Contributions, Artisan has agreed to have Panera enter into the Area Development Agreement and Operating Member has agreed to provide the services of Postle pursuant to the Employment Agreement; provided, however, that neither Member shall receive a credit to its Capital Account in connection with their agreement to enter into the Area Development Agreement or the Employment Agreement and Postle shall have no Membership Interest or Economic Interest in connection with his entering into the Employment Agreement. Operating Member and Postle represent and warrant to Artisan that Postle is the sole shareholder of Operating Member and owns such interest free and clear of any lien, option, claim or encumbrance.

               3.2  Additional Capital Contributions.

                    A. Operating Member Contributions.

                       (i) Mandatory Contributions. If the Controlling Member approves a Development Plan and final site approval for a Panera Bread Bakery-Cafe, the Controlling Member shall notify Operating Member of such approval and the Approval Date with respect to such Panera Bread Bakery-Cafe. Within five (5) business days of the delivery of such notice, Operating Member shall make an additional Capital Contribution of $25,000 to the Company with respect to such Panera Bread Bakery-Cafe. By way of example only, if the Controlling Member approves the development of twenty (20) Panera Bread Bakery-Cafes, Operating Member shall be required under this paragraph to make twenty (20) additional Capital Contributions of $25,000 each within five (5) business days of the delivery of the respective notices, or $500,000 of additional Capital Contributions in the aggregate.

                       (ii) Optional Contributions for New Panera Bread Bakery-Cafes. Provided that Operating Member has timely made all Capital Contributions required under Section 3.2A(i), and subject to the terms and conditions contained in this paragraph, Operating Member shall have the right, but not the obligation, to make additional Capital Contributions from time to time with respect to any Panera Bread Bakery-Cafe being developed by the Company (or any subsidiary or joint venture formed by the Company) other than the Partially Developed Bakery-Cafes. If Operating Member desires to exercise such right, it must, within seven (7) days of the Approval Date for a Panera Bread Bakery-Cafe, notify the Controlling Member of its election and the amount of the additional Capital Contribution that it desires to make with respect to such Panera Bread Bakery-Cafe, which amount shall either be in multiples of $10,000 or equal to 19% of the development budget for such Panera Bread Bakery-Cafe; provided, however, that such amount may not exceed 19% of the actual development costs for such Panera Bread Bakery-Cafe. All additional Capital Contributions made pursuant to this paragraph shall be made within thirty (30) days of demand by the Controlling Member; provided, however, that such demand may not be made until the commencement of construction for such Panera Bread Bakery-Cafe.

                       (iii) Optional Contributions for Other Company Obligations. Provided that Operating Member has timely made all Capital Contributions required under Section 3.2A(i), and subject to the terms and conditions contained in this paragraph, Operating Member shall have the right, but not the obligation, to make additional Capital Contributions from time to time with respect to obligations that the Company will incur in the completion of development of any Partially Developed Bakery-Cafe or to pay accrued obligations assumed by the Company with respect to Existing Bakery-Cafes or Partially Developed Bakery-Cafes. If Operating Member desires to exercise such right, it must, within seven (7) days of the execution of this Agreement (or in the case of any payments for assumed obligations to be made by the Company, within seven (7) days of delivery of notice by the Controlling Member to the Operating Member of such payment), notify the Controlling Member of its election and the amount of the additional Capital Contribution that it desires to make with respect to such Partially Developed Bakery-Cafe or payment, which amount shall either be in multiples of $10,000 or equal to 19% of the remaining development budget for such

Partially Developed Bakery-Cafe or the amount of such payment obligation, as the case may be; provided, however, that such amount may not exceed 19% of the actual development costs incurred by the Company for such Partially Developed Bakery-Cafe or the amount of such payment obligation, as the case may be. All additional Capital Contributions made pursuant to this paragraph shall be made within thirty (30) days of demand by the Controlling Member.

                        (iv) Notwithstanding anything to the contrary contained herein, Operating Member may not make additional Capital Contributions under
Section 3.2A(ii) or (iii) if such Capital Contributions would in the aggregate exceed at any time 19% of the total Capital Contributions made by all Members, and any Capital Contributions made by Operating Member under Section 3.2A(ii) and (iii) in excess of 19% of the total Capital Contributions made by all Members shall be returned to Operating Member.

                  B. Artisan Contributions. With respect to the Partially Developed Bakery-Cafes and each Panera Bread Bakery-Cafe approved by the Controlling Member, Artisan shall make an additional Capital Contribution equal to (i) the lesser of (a) the remaining development budget for a Partially-Developed Bakery-Cafe and in all other cases the development budget set forth in the Development Plan for such Panera Bread Bakery-Cafe, or (b) all costs of developing Panera Bread Bakery-Cafes (other than costs relating to Partially Completed Bakery-Cafes which are included in the initial Capital Contributions made by Artisan), including development costs directly related to the site, including but not limited to architects, impact, expeditor, legal and broker fees, leasehold improvements, furniture, fixtures, equipment, signage, small wares and the standard capitalized overhead (including, but not limited to, real estate, construction and design administration), as such costs and overhead may be in effect from time to time, and the like, as are reflected in the books and records of the Company for its Company-owned Panera Bread Bakery-Cafes, minus (ii) the sum of the Capital Contributions received by the Company from Operating Member pursuant to Section 3.2A(i), (ii) and (iii) herein. Such additional Capital Contributions shall be made at such times as deemed appropriate by the Controlling Member. Notwithstanding the foregoing, if such development costs exceed the development budget, Artisan may elect to fund (but has no obligation to elect to fund) such excess by an additional Capital Contribution, a loan or such combination of Capital Contributions or loans, upon such terms, and in such amounts, as Artisan deems reasonable in its sole discretion, including without limitation, that all loans must be repaid prior to the Company making any distributions under Section 6.5C. By way of example, if, with respect to a Panera Bread Bakery-Cafe, the development costs for developing and opening are $800,000, the development budget was $700,000, and Operating Member's Capital Contribution pursuant to Section 3.2A(i), (ii) and (iii) was $50,000, then Artisan would be required to make Capital Contributions of $650,000 and could elect to loan the Company and/or make additional Capital Contributions of up to $100,000.

     Notwithstanding the foregoing, if Artisan elects to so fund such excess in whole or part, Artisan shall notify Operating Member of its election to fund, the amount of funds being contributed or loaned to the Company and the terms of such contribution and/or loan. Operating Member shall have the right, upon the terms set forth in this paragraph, to fund such excess upon the same terms described in such notice, but in a proportion equal to the Capital Contributions made by Operating Member under Section 3.2A(ii) and (iii) divided by the total Capital Contributions made by all

Members without taking into account any Capital Contributions necessary to fund such excess. To exercise such right, Operating Member shall deliver notice of exercise and its proportionate share of the funds being contributed and/or loaned to the Company, to Artisan within seven (7) days of the delivery of the notice by Artisan. If such right is not so exercised within such period, such right shall automatically expire.

         C. No Further Capital Contributions Required. Except as provided in
Section 3.1 and Section 3.2A and B, no Member shall be required to make any additional Capital Contributions. To the extent approved by the Controlling Member, from time to time, the Members may be permitted to make additional Capital Contributions if and to the extent they so desire, and if the Controlling Member determines that such additional Capital Contributions are necessary or appropriate for the conduct of the Company's business. In that event, the Members shall have the opportunity, but not the obligation, to participate in such additional Capital Contributions on a pro rata basis in accordance with their Percentage Interests. Each Member shall receive a credit to its Capital Account in the amount of any additional capital which it contributes to the Company.

         D. Exhibit A. From time to time, the Controlling Member shall revise Exhibit A to reflect the total Capital Contributions made by the Members.

     3.3 Capital Accounts. The Company shall establish and maintain an individual Capital Account for each Member in accordance with Regulations
Section 1.704-1(b)(2)(iv). If a Member transfers all or a part of its Membership Interest in accordance with this Agreement, such Member's Capital Account attributable to the transferred Membership Interest shall carry over to the new owner of such Membership Interest pursuant to Regulations Section
1.704-1(b)(2)(iv)(1).

     3.4 Percentage Interest. The Percentage Interest of Operating Member shall be determined from time to time as follows: (a) if Operating Member has timely made all Capital Contributions required under Sections 3.1A(i) and 3.2A(i), its Percentage Interest shall be ten percent (10%), and (b) if Operating Member also has made Capital Contributions in accordance with Section 3.1A(ii), 3.2A(ii), 3.2A(iii), 3.2B and/or 3.2C, its Percentage Interest shall be increased by an amount, calculated as percentage, equal to the aggregate Capital Contributions made by Operating Member pursuant to such Sections divided by the sum of the Capital Contributions made to the Company by all of the Members but which amount cannot in any event exceed nineteen percent (19%), or (c) if Operating Member has not timely made all Capital Contributions required under Sections 3.1A(i) and 3.2A(i), its Percentage Interest shall be an amount, calculated as a percentage, equal to its aggregate Capital Contributions divided by the sum of the Capital Contributions made to the Company by all of the Members. The Percentage Interest of Artisan shall be determined from time to time as an amount equal to 100% minus the Percentage Interest of Operating Member. By way of example, if Operating Member has timely made all Capital Contributions required under Sections 3.1A(i) and 3.2A(i), but has not elected to make any other Capital Contributions, then the Percentage Interest of Operating Member and Artisan would be 10% and 90%, respectively.

     3.5 No Interest on Capital Contributions. No Member shall be entitled to receive any interest on its Capital Contributions.

     3.6 Failure to Make Contributions. If a Member does not timely contribute capital when required, that Member shall be in default under this Agreement. In such event, the Controlling Member shall send the defaulting Member written notice of such default, giving it fourteen (14) days from the date such notice is given to contribute the entire amount of its required Capital Contribution. If the defaulting Member does not contribute its required capital to the Company within said fourteen (14)-day period, the Controlling Member may elect any one or more of the following remedies:

         A. The non-defaulting Members may advance funds to the Company to cover those amounts which the defaulting Member fails to contribute. Amounts which a non-defaulting Member so advances on behalf of the defaulting Member shall become a loan due and owing from the defaulting Member to such non-defaulting Member and bear interest at the rate of ten percent (10%) per annum, payable monthly. All cash distributions otherwise distributable to the defaulting Member under this Agreement shall instead be paid to the non-defaulting Members making such advances until such advances and interest thereon are paid in full. In any event, any such advances shall be evidenced by a promissory note in a form reasonably acceptable to the Controlling Member and be due and payable by the defaulting Member six (6) months from the date that such advance was made. Any amounts repaid shall first be applied to interest and thereafter to principal. Effective upon a Member becoming a defaulting Member, each Member grants to the non-defaulting Members who advance funds under this Section 3.6A a security interest in its Economic Interest to secure its obligation to repay such advances and agrees to execute and deliver a promissory note as described herein together with a security agreement in a form reasonably acceptable to the Controlling Member and such UCC-1 financing statements as such non-defaulting Members may reasonably request.

         B. The defaulting Members shall have no right to receive any distributions from the Company until the non-defaulting Members have first received distributions in an amount equal to the additional capital contributed by each non-defaulting Member to the Company plus a cumulative, non-compounded return thereon at the rate of ten percent (10%) per annum.

         C. The defaulting Member shall lose its voting and approval rights under the Act, the Certificate and this Agreement until such time as the defaulting Member cures the default.

         D. The Company or the non-defaulting Members may purchase the defaulting Member's entire Membership Interest in accordance with the same terms and conditions as those set forth in Section 8.1A except that the purchase price shall be an amount equal to the defaulting Member's Capital Account balance determined as of the date of the notice of election to purchase.

     Each Member acknowledges and agrees that (i) a default by any Member in making a required Capital Contribution will result in the Company and the non-defaulting Members incurring certain costs and other damages in an amount that would be extremely difficult or impractical to ascertain and (ii) the remedies described in this Section 3.6 bear a reasonable relationship to the damages which the Members estimate may be suffered by the Company and the non-defaulting Members by reason of the failure of a defaulting Member to make any required Capital Contribution and the election of any or all of the above described remedies is not unreasonable under the circumstances existing as of the date hereof.

     The election of the Controlling Member to pursue any remedy provided in this Section 3.6 shall not be a waiver or limitation of the right to pursue an additional or different remedy available hereunder or of law or equity with respect to any subsequent default.

     3.7 Area Development Agreement. Pursuant to the Area Development Agreement, Panera is granting to the Company the right to develop, own and operate Panera Bread Bakery-Cafes in the Territory upon the terms and conditions described therein. Operating Member acknowledges and agrees that, notwithstanding the execution of the Area Development Agreement by Panera, Artisan has no obligations hereunder, as the Controlling Member or otherwise, to approve any Development Plan; to approve the development of any minimum number or specific number of Panera Bread Bakery-Cafes; to use consistent criteria for development decisions, it being acknowledged that the approval of a Development Plan shall not obligate Artisan to approve any other Development Plan; or to contribute capital or otherwise finance the development of Panera Bread Bakery Cafes (except to the extent that Artisan, as the Controlling Member, has approved the Development Plan for a Panera Bread Bakery-Cafe) and that if Controlling Member does not approve a Development Plan, Operating Member shall have the right to develop the Panera Bread Bakery-Cafe upon the terms set forth in the Area Development Agreement. Operating Member further acknowledges and agrees that the failure of Operating Member to timely make all Capital Contributions required under Sections 3.1A(i) and 3.2A(i) may result in the termination of the Company's right under the Area Development Agreement to continue developing Panera Bread Bakery-Cafes.


                                   ARTICLE IV

                                     MEMBERS

     4.1 Limited Liability. Except as expressly set forth in this Agreement or required by law, no Member shall be personally liable, or shall be obligated to provide a guaranty or indemnity, for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise.

     4.2 Admission of Additional Members. The Controlling Member, with the approval of a Supermajority Interest, may admit to the Company additional Members. Any additional Members shall obtain Membership Interests and will participate in the management, Net Profits, Net Losses, and distributions of the Company on such terms as are determined by the Controlling Member and approved by a Majority Interest. Notwithstanding the foregoing, Assignees may only be admitted as substitute Members in accordance with Article VII and the approval of a Majority Interest is not required for the admission of a substitute Member.

     4.3 Withdrawals or Resignations. No Member may withdraw or resign from the Company. The Bankruptcy of a Member shall not result in a Member ceasing to be a Member of the Company.

     4.4 Termination of Membership Interest. Upon the transfer of a Member's Membership Interest in violation of Article VII, the Membership Interest of such Member shall be terminated by the Controlling Member and thereafter that Member shall be an Assignee only. Each Member acknowledges and agrees that such termination of a Membership Interest upon the occurrence of the foregoing event is not unreasonable under the circumstances existing as of the date hereof.

     4.5 Competing Activities. Neither Operating Member, as a Member, nor Postle, as its sole shareholder, nor any of their respective Affiliates shall, anywhere in the world (whether within the Territory or outside of the Territory), individually or jointly within others, directly or indirectly, whether for their own account or for that of any other Person, operate, engage in, own or hold any ownership interest in, have any interest in or lend any assistance to any Competitive Activity. Except to the extent limited by the Area Development Agreement, Artisan, as both a Member and the Controlling Member, may engage in Competitive Activities and may develop, own, operate, manage, franchise, license or invest in Panera Bread Bakery-Cafes located in the Territory or outside of the Territory.

     4.6 Transactions With The Company. A Member or Affiliate of a Member may lend money to and transact other business with the Company (including, without limitation, the purchase, sale, lease, or exchange of any property or the rendering of any service, or the establishment of any salary, other compensation, or other terms of employment) on such terms as the Controlling Member determines are reasonable. Subject to other applicable law, such Member has the same rights and obligations with respect thereto as a Person who is not a Member.

     4.7 Remuneration To Members. Except as otherwise specifically provided in this Agreement or approved by a Supermajority Interest, no Member is entitled to remuneration for acting in the Company business. The Operating Member has agreed to provide the services of Postle to the Company pursuant to the Employment Agreement. Except as specifically provided in the Employment Agreement, the Operating Member shall be responsible for compensating Postle for services that he renders to the Company.

     4.8 Members Are Not Agents. Pursuant to Section 5.1 and the Certificate, the management of the Company is vested in the Controlling Member. The Members shall have no power to participate in the management of the Company except as expressly authorized by this Agreement or the Certificate and except as expressly required by the Act. No Member, acting solely in the capacity of a Member, is an agent of the Company nor does any Member, unless expressly and duly authorized in writing to do so by the Controlling Member, have any power or authority to bind or act on behalf of the Company in any way, to pledge its credit, to execute any instrument on its behalf or to render it liable for any purpose.

     4.9 Voting Rights. Except as expressly provided in this Agreement or the Certificate, Members shall have no voting, approval or consent rights. Except as otherwise set forth in this Agreement, in all matters in which a vote, approval or consent of the Members is required, a vote, consent or approval of a Majority Interest (or, in instances in which there are defaulting or remaining members, non-defaulting or remaining Members who hold a majority of the Percentage Interests held by all non-defaulting or remaining Members) shall be sufficient to authorize or approve such act. All votes, approvals or consents of the Members may be given or withheld, conditioned or delayed as the Members may determine in their sole and absolute discretion and each Member may vote, approve or consent to any matter without regard to whether such matter furthers the Member's self-interest or may present a conflict of interest for such Member.

     4.10 Meetings of Members. No annual or regular meetings of Members are required. Meetings of the Members may be requested by any Member holding more than ten percent (10%) of the Percentage Interests for the purpose of addressing any matters on which the Members may vote by delivery of a request to hold a meeting to the Controlling Member. Within fourteen (14) days of receiving such request, the Controlling Member shall call for a meeting to be held not less than seven (7) nor more than sixty (60) days after such receipt and shall deliver written notice of the meeting to each Member. The notice shall specify the place, date and hour of the meeting and the general nature of the business to be transacted.

     The actions taken at any meeting of Members however called and noticed, and wherever held, have the same validity as if taken at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Members entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or consents to the holding of the meeting or approves the minutes of the meeting. All such waivers, consents or approvals shall be filed with the Company records or made a part of the minutes of the meeting.

     Any action that may be taken at a meeting of Members may be taken without a meeting, if a consent in writing setting forth the action so taken, is signed and delivered to the Company within sixty (60) days of the record date for that action by Members having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Members entitled to vote on that action at a meeting were present and voted. All such consents shall be filed with the Controlling Member or the secretary, if any, of the Company and shall be maintained in the Company records. Any Member giving a written consent, or the Member's proxy holders, may revoke the consent by a writing received by the Controlling Member or secretary, if any, of the Company before written consents of the number of votes required to authorize the proposed action have been filed.

     Unless the consents of all Members entitled to vote have been solicited in writing, prompt notice shall be given of the taking of any other action approved by Members without a meeting by less than unanimous written consent, to those Members entitled to vote who have not consented in writing.

                                    ARTICLE V

                      MANAGEMENT AND CONTROL OF THE COMPANY

     5.1 Management of the Company by Controlling Member. The Company shall have one (1) manager (as such term as defined in the Act), who shall be Artisan or any transferee of Artisan's Membership Interest and shall be referred to herein as the "Controlling Member." Except as described in the preceding sentence, the Controlling Member may be removed or replaced by a Majority Interest only upon its dissolution.

     The business, property and affairs of the Company shall be managed exclusively by the Controlling Member; provided, however, that subject to the control and oversight of the Controlling Member, Postle, as President, shall manage the day-to-day operations of the Company as described in Section 5.8. Except for situations in which the approval of the Members is expressly required by this Agreement, the Controlling Member shall have full, complete and exclusive authority, power, and discretion to manage and control the business, property and affairs of the Company, to make all decisions regarding those matters, and to perform any and all other acts or activities customary or incident to the management of the Company's business, property and affairs. The Controlling Member is authorized to endorse checks, drafts, and other evidence of indebtedness made payable to the order of the Company, sign all checks, drafts, and other instruments obligating the Company to pay money, sign contracts and obligations on behalf of the Company, and may authorize other Persons with the right to do the foregoing.

     5.2 Powers of Controlling Member.

         A. Powers of Controlling Member. Without limiting the generality of
Section 5.1, but subject to Section 5.2B and to the express limitations set forth elsewhere in this Agreement, the Controlling Member shall have all necessary powers to manage and carry out the purposes, business, property, and affairs of the Company, including, without limitation, the power to:

            (i) develop, acquire, purchase, lease, operate, renovate, improve, alter, rebuild, demolish, replace, and own Panera Bread Bakery-Cafe and any other real property and any other personal property or assets that the Controlling Member determines is necessary or appropriate or in the interest of the business of the Company, and to form subsidiaries or joint ventures to engage in any of the foregoing;

            (ii) sell, exchange, lease, or otherwise dispose of Panera Bread Bakery-Cafes and other property and assets owned by the Company, or any part thereof, or any interest therein;

            (iii) borrow money from any party, issue evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend, or change the terms of, or extend the time for the payment of any indebtedness or obligation of the Company, and secure such indebtedness by mortgage, deed of trust, pledge, security interest, or other lien on Company assets;

            (iv) sue on, defend, or compromise any and all claims or liabilities in favor of or against the Company; submit any or all such claims or liabilities to arbitration; and confess a judgment against the Company in connection with any litigation in which the Company is involved (other than relating to the Members or its Affiliates);

            (v) retain legal counsel, auditors, and other professionals in connection with the Company business and to pay therefor such remuneration as the Controlling Member may determine;

            (vi) delegate the right to exercise any of the foregoing powers to the President or any other Person; and

            (vii) review, modify, approve or disapprove any Development Plan or Annual Business Plan.

         B. Limitations on Power of Controlling Member. Notwithstanding any other provisions of this Agreement, the Controlling Member shall not have authority hereunder to cause the Company to engage in the following transactions without first obtaining the affirmative vote or written consent of a Majority Interest (or such greater Percentage Interests set forth below) of the Members:

            (i) The sale, exchange or other disposition of all, or substantially all, of the Company's assets occurring as part of a single transaction, except in the orderly liquidation and winding up of the business of the Company upon its duly authorized dissolution;

            (ii) The merger of the Company with another Person; provided in no event shall a Member be required to become a general partner in a merger with a general or limited partnership without its express written consent;

            (iii) An alteration of the primary purpose or business of the Company as set forth in Section 2.6 shall require the consent of all Members;

            (iv) To file a bankruptcy petition on behalf of the Company;

            (v) Any act which would make it impossible to carry on the ordinary business of the Company; and

            (vi) Any other transaction described in this Agreement as requiring the vote, consent, or approval of the Members.

         If the Controlling Member determines in its sole discretion that the Company should engage in a transaction described in paragraph (i) or (ii) of this Section 5.2B, the Controlling Member shall notify the Operating Member of such determination. For a period of twenty-one (21) days following the delivery of such notice, the Operating Member shall have the exclusive right to negotiate with the Company and the Controlling Member with respect to the Operating Member engaging in such transaction. If agreement is reached, the parties shall proceed to close such transaction upon the terms and conditions so agreed to. If agreement is not reached during such period or if the Operating Member does not pursue such right, the Controlling Member and the Company may engage in discussions with respect to, and consummate, such transaction with another Person.

     5.3 Performance of Duties; Liability of Controlling Member. Notwithstanding any other provision of this Agreement, whether express or implied, neither the Controlling Member, an Affiliate of the Controlling Member or any officer, employee or agent of the Controlling Member shall be liable to the Company or any Member or any agent or Affiliate of any Member for any act or omission taken or omitted in good faith by the Controlling Member or other Person, unless and then only to the extent that such act or omission constituted fraud, willful violation of applicable law, or willful violation of this Agreement. To the extent permitted by applicable law, the Company and the Members waive any and all rights any of them may have to recover punitive damages from the Company or the Controlling Member, any Affiliate of the Controlling Member or any officer, employee or agent of the Controlling Member.

     Under no circumstances will any member, Controlling Member, officer, employee, agent, or other Affiliate of the Controlling Member have any personal liability for any liability or obligation of the Company (whether on a theory of alter ego, piercing the company veil, or otherwise) and any recourse permitted under this Agreement or otherwise of the Members, any former Member, and the Company against the Controlling Member shall be limited to the assets of the Controlling Member except to the extent and only to the extent that a written guaranty of obligations of the Controlling Member under the Note is executed by Panera as described in Section 8.3B.

     To the extent that, at law or in equity, the Controlling Member or its Affiliates have duties (including fiduciary duties) and liabilities relating thereto to the Company or to a Member, the Controlling Member acting under this Agreement and any other Affiliates of the Controlling Member acting in connection with the Company's business or affairs shall not be liable to the Company or to any such Member for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict, reduce or eliminate the duties and liabilities of the Controlling Member or its Affiliates otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of the Controlling Member and its Affiliates. The Controlling Member and its Affiliates shall be fully protected in relying in good faith upon information, opinions, reports, or statements presented to the Company by any Person as to matters the Controlling Member or such Affiliates reasonably believe are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. The Controlling Member and its Affiliates, officers, employees and agents do not violate any duty or obligation hereunder merely because approving or disapproving a matter, taking an action or engaging in any conduct furthers the interest of the Controlling Member, its Affiliates, officers, employees and agents, or may be detrimental to the interest of Operating Member.

     5.4 Devotion of Time. The Controlling Member is not obligated to devote all of its time or business efforts to the affairs of the Company. The Controlling Member shall devote whatever time, effort, and skill as it deems appropriate for the operation of the Company.

     5.5 Competing Activities. Except to the extent limited by the Area Development Agreement, the Controlling Member and its shareholders, directors, officers, agents, employees and Affiliates may engage or invest in, independently or with others, any Competitive Activities and may develop, own, operate, manage, franchise, license or invest in Panera Bread Bakery-Cafes located in the Territory or outside of the Territory. Neither the Company nor any Member shall have any right in or to such other ventures or activities or to the income or proceeds derived therefrom. The Controlling Member shall not be obligated to present any investment opportunity or prospective economic advantage to the Company, even if the opportunity is of the character that, if presented to the Company, could be taken by the Company. The Controlling Member shall have the right to hold any investment opportunity or prospective economic advantage for its own account or to recommend such opportunity to Persons other than the Company. The Members acknowledge that the Controlling Member and its Affiliates own and/or manage other businesses, including businesses that compete with the Company and for the Controlling Member's time. The Members hereby waive any and all rights and claims which they may otherwise have against the Controlling Member and its shareholders, directors, officers, agents, employees and Affiliates as a result of any of such activities.

     5.6 Transactions between the Company and the Controlling Member. Notwithstanding that it may constitute a conflict of interest, the Controlling Member may, and may cause its Affiliates to, engage in any transaction (including, without limitation, the purchase, sale, lease, or exchange of any property or the rendering of any service, or the establishment of any salary, other compensation, or other terms of employment) with the Company on such terms as the Controlling Member deems reasonable.

     5.7 Payments to Controlling Member or its Affiliates. Subject to the terms and conditions of the Area Development Agreement, the Company shall pay Panera a royalty equal to five percent (5%) of Gross Sales and such other fees and costs as are described therein, which fees and costs shall be paid at the times and in the manner described therein. As the Controlling Member, Artisan shall utilize its personnel (or, at is sole discretion, shall arrange to utilize the personnel of Panera) to provide the following services: accounting; contract administration and employment administration; benefit and payroll administration; information technology administration; research and development; development services; purchasing administration and tax preparation. In consideration of such services, the Company shall pay to Artisan an administrative fee equal to three percent (3%) of Gross Sales, which fee shall be paid with respect to any Period, within twenty-one (21) days after the end of such Period. Artisan shall also permit the Company and its employees to participate in any service or benefit purchased by Artisan with respect to its employees to the extent that such participation by Affiliates of Artisan is permitted both by applicable law and regulations and the agreements with the providers of such service or benefit; provided, that the Company, neither Artisan nor Panera shall be responsible for all costs associated with such participation. In addition, the Company shall pay the Controlling Member or Affiliates of the Controlling Member for products sold to the Company (consistent with the provisions of the Area Development Agreement) and shall reimburse the

Controlling Member and its Affiliates for non-routine or extraordinary costs incurred or those services which the Controlling Member determines should instead be rendered by third parties, including without limitation, costs for outside legal counsel, accountants and consultants for the Panera Bread Bakery-Cafes owned, directly or indirectly, by the Company. The Company shall also pay or reimburse the Controlling Member or its Affiliates for organizational expenses (including, without limitation, legal and accounting fees and costs) incurred to form the Company and prepare and file the Certificate and this Agreement.

     5.8 Officers. The Company shall have a president (the "President") who shall exercise such powers and perform such duties as specified in this Agreement, the Employment Agreement or as shall be determined from time to time by the Controlling Member. The Operating Member has agreed to provide the services of Postle, its sole shareholder, as the initial President and to be responsible for compensating Postle for all services that he renders to the Company (other than the benefits described in the Employment Agreement). Postle has agreed to provide such services pursuant to this Agreement and the Employment Agreement and also agreed that, except for such benefits, he shall have no right to receive any compensation from the Company for any service that he renders. Subject to Postle entering into the Employment Agreement and the terms and conditions contained therein, Postle is appointed as the initial President.

     Subject to the right of the Controlling Member to modify, reduce or eliminate any or all of the President's responsibilities, Postle, as President, shall be responsible for the following: developing "deal flow" for the Company; securing suitable locations for Panera Bread Bakery-Cafes in the Territory as the Controlling Member, in its sole discretion, may approve; coordinating with Panera on the supervision of the development and construction of the Panera Bread Bakery-Cafes and ensuring that such development and construction is in accordance with the Area Development Agreement, including without limitation, the development schedule therein; supervising and maintaining the operations of the Panera Bread Bakery-Cafes in accordance with the methods, quality standards and operations developed by Artisan or its Affiliates and local store marketing as coordinated by Artisan or its Affiliates; preparing and executing the Company's Annual Business Plan and Development Plans; and diligently and faithfully performing all other functions as may be assigned to him in such capacity by the Controlling Member, including without limitation, serving as an officer of any subsidiary or joint venture formed by the Company; provided, however, that Postle shall not be required to perform other assignments for Artisan or its Affiliates to the extent that such assignments shall have a material adverse effect on Postle's ability to perform his primary duties as President. Subject to the foregoing, all decisions as to the day-to-day operations of the Company shall be made by the President. The President shall not, however, have the right or power to do any of the following without the approval of the Controlling Member in writing:

         (i) Confess a judgment against the Company or any of its Affiliates;

         (ii) Admit any person as a Member;

         (iii) Declare Bankruptcy on behalf of the Company or any of its Affiliates;

         (v) Enter into any loan transaction, or incur any indebtedness or enter into any agreement which may obligate the Company or its Affiliates in excess of $25,000;

         (vi) Purchase any real property;

         (vii) Establish or modify the compensation paid to, or the benefit programs available to, any personnel of the Company or its subsidiaries other than personnel whose compensation is determined on an hourly basis; or

         (viii) Undertake any such other matter(s) as the Controlling Member may deem inappropriate.

         The Controlling Member, with the consent of a Supermajority Interest, may appoint additional officers and establish their duties and compensation at any time.

     5.9 Limited Liability. No Person who is a Controlling Member or officer or both a Controlling Member and officer of the Company shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise, solely by reason of being a Controlling Member or officer or both a Controlling Member and officer of the Company.


                                   ARTICLE VI

           ALLOCATIONS OF NET PROFITS AND NET LOSSES AND DISTRIBUTIONS

     6.1 Allocations of Net Profit and Net Loss.

         A. Net Loss. Subject to Section 6.1C, Net Loss shall be allocated to the Members in the following order of priority:

            (i) First, if the Operating Fee is less than zero, the absolute amount of the Operating Fee shall be allocated to the Operating Member as Net Loss;

            (ii) Then, to the Members in the inverse of the order in which the remaining Net Loss so allocated equals the aggregate Net Profit previously allocated pursuant to Sections 6.1B(ii) and (iii); and

            (iii) Any such additional Net Loss shall be allocated to the Members in accordance with their Percentage Interests.

Notwithstanding the previous subsections, loss allocations to a Member shall be made only to the extent that such loss allocations will not create a deficit Capital Account balance for that Member in excess of an amount, if any, equal to such Member's share of Company Minimum Gain. Any loss not allocated to a Member because of the foregoing provision shall be allocated to the other Members (to the extent the other Members are not limited in respect of the allocation of losses under this Section 6.1A). Any loss reallocated under this Section 6.1A shall be taken into account in computing subsequent allocations of income and losses pursuant to this Article VI, so that the net amount of any item so allocated and the income and losses allocated to each Member pursuant to this
Article VI, to the extent possible, shall be equal to the net amount that would have been allocated to each such Member pursuant to this Article VI if no reallocation of losses had occurred under this Section 6.1A.

         B. Net Profit. Subject to Section 6.1C, Net Profit shall be allocated to the Members in the following order of priority:

            (i) First, if the Operating Fee is more than zero, the amount of the Operating Fee shall be allocated to the Operating Member as Net Profit;

            (ii) Then, to the Members in the inverse of the order in which Net Loss has previously been allocated among the Members pursuant to Sections 6.1A(ii) and (iii) until the remaining aggregate Net Profit so allocated equals the aggregate Net Loss previously allocated pursuant to Sections 6.1A(ii) and
(iii); and

            (iii) Any remaining Net Profit to the Members in proportion to their Percentage Interests.

         C. Acknowledgment of Special Allocation. The allocations set forth in
Section 6.1A(i) and Section 6.1B(i) are to be made without reference to the aggregate Net Profit or Net Loss. The Members acknowledge that, as a result of such allocations:

            (i) The amount allocated pursuant to Section 6.1A(i) or Section 6.1B(i) shall reduce the Net Profit or Net Loss otherwise allocable to the Members, and could result in Net Loss being allocated to the Members even though the Company otherwise would have a Net Profit;

            (ii) The Operating Member may receive an allocation of Net Loss pursuant to Section 6.1A(i) during a period in which Net Profit is allocated to the Members pursuant to Section 6.1B(ii) or (iii); and

            (iii) The Operating Member may receive an allocation of Net Profit pursuant to Section 6.1B(i) during a period in which Net Loss is allocated to the Members pursuant to Section 6.1A(ii) or (iii).

     6.2 Special Allocations. Notwithstanding Section 6.1:

         A. Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, in subsequent fiscal years) in an amount equal to the portion of such Member's share of the net decrease in Company Minimum Gain that is allocable to the disposition of Company property subject to a Nonrecourse Liability, which share of such net decrease shall be determined in accordance with Regulations Section 1.704-2(g)(2). Allocations pursuant to this Section 6.2A shall be made in proportion to the amounts required to be allocated to each Member under this
Section 6.2A. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f). This Section 6.2A is intended to comply with the minimum gain chargeback requirement contained in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

         B. Chargeback of Minimum Gain Attributable to Member Nonrecourse Debt. If there is a net decrease in Company Minimum Gain attributable to a Member Nonrecourse Debt, during any Fiscal Year, each member who has a share of the Company Minimum Gain attributable to such Member Nonrecourse Debt (which share shall be determined in accordance with Regulations Section 1.704-2(i)(5)) shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, in subsequent Fiscal Years) in an amount equal to that portion of such Member's share of the net decrease in Company Minimum Gain attributable to such Member Nonrecourse Debt that is allocable to the disposition of Company property subject to such Member Nonrecourse Debt (which share of such net decrease shall be determined in accordance with Regulations
Section 1.704-2(i)(5)). Allocations pursuant to this Section 6.2B shall be made in proportion to the amounts required to be allocated to each Member under this
Section 6.2B. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 6.2B is intended to comply with the minimum gain chargeback requirement contained in Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

         C. Nonrecourse Deductions. Any nonrecourse deductions (as defined in Regulations Section 1.704-2(b)(1)) for any Fiscal Year or other period shall be specially allocated to the Members in proportion to their Percentage Interests.

         D. Member Nonrecourse Deductions. Those items of Company loss, deduction, or Code Section 705(a)(2)(B) expenditures which are attributable to Member Nonrecourse Debt for any Fiscal Year or other period shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such items are attributable in accordance with Regulations Section 1.704-2(i).

         E. Qualified Income Offset. If a Member unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), or any other event creates a deficit balance in such Member's Capital Account in excess of such Member's share of Company Minimum Gain, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate such excess deficit balance as quickly as possible. Any special allocations of items of income and gain pursuant to this Section 6.2E shall be taken into account in computing subsequent allocations of income and gain pursuant to this Article VI so that the net amount of any item so allocated and the income, gain, and losses allocated to each Member pursuant to this Article VI to the extent possible, shall be equal to the net amount that would have been allocated to each such Member pursuant to the provisions of this Article VI if such unexpected adjustments, allocations, or distributions had not occurred.

     6.3 Code Section 704(c) Allocations. Notwithstanding any other provision in this Article VI, in accordance with Code Section 704(c) and the Regulations promulgated thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value on the date of contribution. Allocations pursuant to this Section 6.3 are solely for purposes of federal, state and local taxes. As such, they shall not affect or in any way be taken into account in computing a Member's Capital Account or share of profits, losses, or other items of distributions pursuant to any provision of this Agreement.

     6.4 Allocation of Net Profits and Losses and Distributions in Respect of a Transferred Interest. If any Economic Interest is transferred, or is increased or decreased by reason of the admission of a new Member or otherwise, during any Fiscal Year of the Company, Net Profit or Net Loss for such Fiscal Year shall be assigned pro rata to each day in the particular period of such Fiscal Year to which such item is attributable (i.e., the day on or during which it is accrued or otherwise incurred) and the amount of each such item so assigned to any such day shall be allocated to the Member or Assignee based upon its respective Economic Interest at the close of such day.

     However, for the purpose of accounting convenience and simplicity, the Company shall treat a transfer of, or an increase or decrease in, an Economic Interest which occurs at any time during a semi-monthly period (commencing with the semi-monthly period including the date hereof) as having been consummated on the last day of such semi-monthly period, regardless of when during such semi-monthly period such transfer, increase, of decrease actually occurs (i.e., sales and dispositions made during the first fifteen (15) days of any month will be deemed to have been made on the 15th day of the month).

     Notwithstanding any provision above to the contrary, gain or loss of the Company realized in connection with a sale or other disposition of any of the assets of the Company shall be allocated solely to the parties owning Economic Interests as of the date such sale or other disposition occurs.

     6.5 Distributions.

         A. Partial Return of Capital. Following the Company's receipt of the initial Capital Contribution to be made by Operating Member pursuant to Section 3.1A, the Controlling Member shall distribute $300,000 to Artisan as a partial return of its Capital Contribution.

         B. Operating Fee. In consideration of providing the services of Postle to act as the President, the Operating Member shall be entitled to receive an amount (the "Operating Fee") equal to the difference between: (i) the sum of (a) four percent (4%) of the Gross Sales during the Term of Employment, and (b) $40,000 (which amount, as it may be increased from time to time, shall increase by 3.5% on January 1, 2003 and each January 1st thereafter) for each Panera Bread Bakery-Cafe (other than Existing Bakery-Cafes) which the Company (or an entity which is wholly-owned by the Company) opens after the date hereof, and
(ii) all expenses incurred by the Company or its subsidiaries or joint ventures in connection with their retail operations during the Term of Employment and all expenses incurred by Postle as described in Section 6 of the Employment Agreement, other than (a) the royalty and the administrative fee described in
Section 5.7, and (b) the expenses which are incurred solely with respect to an individual Panera Bread Bakery-Cafe which are of the types reflected on the form of store operating statement generally used by Panera for its individual Panera Bread Bakery-Cafes as such form may be modified by Panera from time-to-time so long as the nature of the expenses (as opposed to the categorization of such expenses) is not modified (a current version of such form is attached as Exhibit
D), except that expenses incurred by Postle as described in Section 6 of the Employment Agreement and the royalty and administrative fee shall not be considered expenses incurred solely with respect to an individual Panera Bread Bakery-Cafe (such expenses relating to an individual Panera Bread Bakery-Cafe and such royalty and administrative fee which are excluded from the determination of the Operating Fee are referred to herein as the "Excluded Expenses" and the expenses which are included in such determination are referred to herein as the "Included Expenses").

     Without limiting the foregoing, Included Expenses shall include, without limitation, all costs relating to district, regional and area supervision above the store level, bakery supervision, field training, training functions, neighborhood marketing and recruiting and relocation, donation credit or as otherwise designated in the books and records of the Company. With respect to the form of store operating statement, the Controlling Member shall revise Exhibit D from time to time to reflect the then current form of store operating statement used by Panera.

     The Operating Fee shall be determined for each Period and shall be paid within twenty-one (21) days after each Period with respect to the preceding Period; provided, however, that (i) the $40,000 relating to the opening of Panera Bread Bakery-Cafes shall be paid as follows: (a) $15,000, two (2) months prior to the scheduled opening date, (b) $15,000, one (1) month prior to the scheduled opening date, and (c) $10,000, within thirty (30) days after the opening date, and (ii) if the Included Expenses for any period exceeds 4% of the Gross Sales for such period (in which event the Operating Fee for such period would be less than zero), such excess shall be carried over to the next Period or Periods, and applied against the Operating Fee payable for such Period or Periods, until such time as the earlier of (a) after applying the remaining excess, the Operating Fee for such Period or Periods is a positive number, or
(b) the Term of Employment ends, in which event the Company shall reduce the Operating Member's Capital Account by the amount of the remaining excess.

     The Company may elect to advance the Operating Fee to the Operating Member from time to time, in which event the Company may offset such advances against the Operating Fee payable to the Operating Member, and, if there is insufficient Operating Fee to offset the advances, the

Company may reduce the Operating Member's Capital Account balance by the amount of such excess.

         C. Cash Flow. Subject to applicable law and any limitations contained elsewhere in this Agreement, the Controlling Member shall make distributions of the Cash Flow for any Period within twenty-one (21) days after the end of such Period, to the Members as follows:

            (i) During the Term of Employment, (A) ten percent (10%) of the Cash Flow for the preceding Period shall be distributed to the Operating Member, (B) seventy-five percent (75%) of the remaining Cash Flow for such Period shall be distributed to the Members in proportion to the Distribution Percentages, and
(C) twenty-five percent (25%) of the remaining Cash Flow for such Period shall be retained as a reserve by the Company and shall not be distributed until such time as a reserve of $100,000 has been accumulated, at which time amounts in excess of $100,000 shall be distributed to the Members in proportion to their Distribution Percentages; or

            (ii) Following the Term of Employment, then to the Members in proportion to their Percentage Interests.

     To the extent that any Operating Fee which is paid or advanced to the Operating Member pursuant to the Employment Agreement is to be applied against the Operating Member's Capital Account as provided in Section 6.5B, any such amounts shall be deemed a distribution of Cash Flow to the Operating Member and shall be offset against distributions otherwise payable to it. By way of example, if $2,000 in advances are to be applied to the Operating Member's Capital Account, the Operating Member's Percentage Interest is 10% and a distribution of $25,000 is to be made, then the Operating Member would receive a distribution of only $500 instead of $2,500 and the remaining $2,000 shall be retained by the Company. From and after the date that Artisan or the Operating Member exercises an Option (if earlier, the Termination Date), the Operating Member shall have no further right to receive distributions from the Company.

         D. Distributable Cash. Subject to applicable law and any limitations contained elsewhere in this Agreement, to the extent that Distributable Cash exceeds the amount of cash being distributed and received as described in
Section 6.5C, the Controlling Member may make periodic distributions of such excess, as it deems appropriate in its sole discretion, to the Members in proportion to their Percentage Interests.

         E. Holders of Record. All such distributions shall be made only to the Persons who, according to the books and records of the Company, are the holders of record of the Economic Interests in respect of which such distributions are made on the actual date of distribution. Subject to Section 6.7, neither the Company nor the Controlling Member shall incur any liability for making distributions in accordance with this Section 6.5.

     6.6 Form of Distribution. A Member, regardless of the nature of the Member's Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than money. Except as provided in Section 10.3, no Member may be compelled to accept from the Company a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Members and no Member may be compelled to accept a distribution of any asset in kind.

     6.7 Restriction on Distributions. No distribution shall be made if, after giving effect to the distribution, all liabilities of the Company, other than liabilities to Members on account of their Membership Interests and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the fair value of the assets of the Company, except that the fair value of property that is subject to a liability for which the recourse of creditors is limited shall be included in the assets of the Company only to the extent that the fair value of that property exceeds that liability. No distribution shall be made with respect to any Period in which the Cash Flow is negative.

     6.8 Return of Distributions. Members and Assignees who receive distributions made in violation of the Act or this Agreement shall return such distributions to the Company. Except for those distributions made in violation of the Act or this Agreement, no Member or Assignee shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company. The amount of any distribution returned to the Company by a Member or Assignee or paid by a Member or Assignee for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member or Assignee.

     6.9 Obligations of Members to Report Allocations. The Members are aware of the income tax consequences of the allocations made by this Article VI and hereby agree to be bound by the provisions of this Article VI in reporting their shares of Company income and loss for income tax purposes.


                                   ARTICLE VII

                      TRANSFER AND ASSIGNMENT OF INTERESTS

     7.1 Transfer and Assignment of Interests. A Member who is designated on Exhibit A as holding a "Restricted Interest" ("Restricted Interest") shall not be entitled to transfer, assign, convey, sell, encumber or in any way alienate all or any part of its Membership Interest (collectively, "transfer") except with (i) the prior written consent of Members holding a majority of the non-Restricted Interests, which consent may be given or withheld, conditioned or delayed, as such Members may determine in their sole and absolute discretion except that in the case of transfers for estate planning purposes which do not result in a change in control, such consent shall not be unreasonably withheld, and (ii) compliance with all applicable federal and state securities laws. Members who do not hold Restricted Interests may transfer their Membership Interests without obtaining the consent of the Members and such transferee shall, upon agreeing to be bound by the terms of this Agreement, automatically become admitted as a substitute Member and shall have all of the rights and obligations of a Member. Transfers in violation of this Article VII shall only be effective to the extent set forth in Section 7.5. After the consummation of any transfer of any part of a Restricted Interest, the Restricted Interest so transferred shall continue to be subject to the terms and provisions of this Agreement and any further transfers shall be required to comply with all the terms and provisions of this Agreement.

     Without limiting the generality of the foregoing, the sale or exchange of any voting stock of a Member who holds a Restricted Interest, if a Member is a corporation, or the transfer of an interest in the capital or profits of a Member who holds a Restricted Interest (whether accomplished by the sale or exchange of interests or by the admission of new partners or members), if a Member is a partnership or limited liability company, will be deemed to constitute a transfer of a Membership Interest subject to this Article VII.

     7.2 Substitution of Members. An Assignee of a Restricted Interest shall have the right to become a substitute Member only if the requirements of Section
7.1 are met, the Assignee executes an instrument satisfactory to the Controlling Member accepting and adopting the terms and provisions of this Agreement, and the Assignee pays any reasonable expenses in connection with its admission as a new Member. The admission of an Assignee as a substitute Member shall not result in the release of the Member who assigned the Membership Interest from any liability that such Member may have to the Company.

     7.3 Effective Date of Transfers. Any transfer of all or any portion of a Membership Interest or an Economic Interest shall be effective as of the date provided in Section 6.4 following the date upon which the requirements of
Section 7.1 and 7.2 have been met. The Controlling Member shall provide the Members with written notice of such transfer as promptly as possible after the requirements of Sections 7.1 and 7.2 have been met. Any transferee of a Membership Interest shall take subject to the restrictions on transfer imposed by this Agreement.

     7.4 Rights of Legal Representatives. If a Member who is an individual dies or is adjudged by a court of competent jurisdiction to be incompetent to manage the Member's person or property, the Member's executor, administrator, guardian, conservator, or other legal representative may exercise all of the Member's rights for the purpose of settling the Member's estate or administering the Member's property, including any power the Member has under the Certificate or this Agreement to give an assignee the right to become a Member. If a Member is a corporation, trust, partnership, limited liability company or other entity and is dissolved or terminated, the powers of that Member may be exercised by its legal representative or successor.

     7.5 No Effect to Transfers in Violation of Agreement. Upon any transfer of a Restricted Interest in violation of this Article VII, the transferee shall have no right to vote or participate in the management of the business, property and affairs of the Company or to exercise any rights of a Member. Such transferee shall only be entitled to become an Assignee and thereafter shall only receive the share of one or more of the Company's Net Profits, Net Losses and distributions of the Company's assets to which the transferor of such Economic Interest would otherwise be entitled.

     Upon and contemporaneously with any transfer (whether arising out of an attempted charge upon that Member's Economic Interest by judicial process, a foreclosure by a creditor of the Member or otherwise) of a Member's Economic Interest which does not at the same time transfer the balance of the rights associated with the Membership Interest transferred by the Member (including, without limitation, the rights of the Member to vote or participate in the management of the business, property and affairs of the Company), the Company shall purchase from the Member, and the Member shall sell to Company for a purchase price of $100, all remaining rights and interests retained by the Member that immediately before the transfer were associated with the transferred Economic Interest. Such purchase and sale shall not, however, result in the release of the Member from any liability to the Company as a Member.

     Each Member acknowledges and agrees that the right of the Company to purchase such remaining rights and interests from a Member who transfers a Restricted Interest in violation of this Article VII is not unreasonable under the circumstances existing as of the date hereof.


                                  ARTICLE VIII

                            PURCHASE AND SALE RIGHTS

     8.1  Grant of Rights.

          A. Option A. In the event that Postle's employment with the Company is terminated: (i) at any time for Cause; or (ii) at any time within five (5) years of the date hereof because Postle voluntarily ceases or voluntarily resigns or terminates his employment with the Company (other than a resignation which shall be deemed to constitute Cause); then, in either such event, Artisan shall, subject to the remaining terms of this Article VIII, purchase from the Operating Member, and the Operating Member shall have the obligation to sell to Artisan, the Membership Interest of the Operating Member (such purchase and sale obligation is referred to as "Option A") for a purchase price equal to the balance in the Capital Account of the Operating Member determined as of the Termination Date.

          B.   Option B.

               (i) In the event that Postle's employment with the Company is terminated due to Postle's death or Disability, then, in either such event Artisan shall, subject to the remaining terms of this Article VIII, purchase from the Operating Member, and the Operating Member shall sell to Artisan, the Membership Interest of the Operating Member (such purchase and sale obligation is referred to as "Option B") for a purchase price equal to the fair market value of the Operating Member's Membership Interest (as further described in subsection (ii) herein, the "Fair Market Value") determined as of the Termination Date; but in no event shall the purchase price be less than the Capital Account balance of the Operating Member as of the Termination Date.

               (ii) The Fair Market Value shall be determined in the following manner:

                    (a) The Operating Member and Artisan shall attempt to agree upon the Fair Market Value of the Membership Interest within ten (10) days after the date of the Purchase Notice. If there is no agreement, the Operating Member and Artisan shall appoint an appraiser or appraisers as described in subsection
(c) for the purpose of determining the fair market value of the Company, as of the Termination Date or as of the date of the Purchase Notice, as the case may be. Such fair market value shall be determined solely by reference to the Panera Bread Bakery-Cafes owned directly or indirectly by the Company on the assumptions that such Panera Bread Bakery-Cafes shall continue as franchisees of Panera and that the Company shall have no further development rights for Panera Bread Bakery-Cafes under the Area Development Agreement, this Agreement or otherwise, and without discounting for lack of control or marketability. Accordingly, in determining the fair market value of the Company, the appraiser(s) shall not consider, take into account or attribute any value to (and shall be so instructed in writing by the parties) any goodwill or other value attributable to Panera's system or trademarks (other than the right to utilize the system and trademarks in the operation of the Panera Bread Bakery-Cafe pursuant to Panera's then current form of franchise agreement), no value shall be attributed to any other restaurant or asset of Panera or Artisan, no value shall be attributed to development rights, no alternative use for such assets shall be considered, and the value shall not be reduced by any indebtedness of the Company.

                    (b) If three appraisers are appointed, the fair market value of the Company shall be equal to the numerical average of three appraised determinations; provided, however, that if the difference between any two appraisals is not more than ten percent (10%) of the lower of the two, and the third appraisal differs by more than twenty-five percent (25%) of the lower of the other two appraisals, the numerical average of such two appraisals shall be determinative. Using the appropriate numerical average (or, if only one appraiser is appointed, the fair market value of the Company as determined by such appraiser), the Controlling Member shall determine the amount that the Operating Member would receive upon a dissolution of the Company if the Company sold all of its assets and liabilities (other than indebtedness) for a cash amount equal to such average, paid all of the Company's indebtedness, and allocated the Net Profit or Net Loss from the sale to the Members in accordance with Article VI. The amount so determined shall be the Fair Market Value.

                    (c) If the Operating Member and Artisan cannot agree upon the Fair Market Value within ten (10) days after the date of the Purchase Notice, they shall jointly agree upon a mutually acceptable appraiser within fifteen (15) days following the date of the Purchase Notice, or, in the event such persons fail to so agree, two (2) appraisers with the qualifications described in subsection (e) shall be appointed within twenty (20) days following the date of the Purchase Notice, one by the Operating Member, and one by Artisan. If the Operating Member, on the one hand, or Artisan, on the other hand, fails to appoint an appraiser within the twenty (20) day period specified herein, the sole appraiser appointed within such twenty (20) day period shall be the sole appraiser for the purposes of determining the fair market value of the Company as described in subsection (a). The Operating Member and Artisan shall promptly provide notice of the name of the appraiser so appointed by such party to the other. A third appraiser, if the initial two appraisers are appointed, shall be appointed by the mutual agreement of the first two appraisers so appointed, or, if such first two appraisers fail to agree upon a third appraiser within thirty (30) days following the date of the Purchase Notice, either the Operating Member or Artisan may demand the appointment of an appraiser be made by the then director of the Regional Office of the American Arbitration Association located nearest to the Company's then current principal office, in which event the appraiser appointed thereby shall be the third appraiser. Each of the appraisers shall submit to the Operating Member and Artisan, within thirty (30) days after the final appraiser has been appointed ("Appraisal Period"), a written appraisal of the fair market value of the Company prepared in accordance with subsection (a).

                    (d) In connection with any appraisal conducted pursuant to this Agreement, the parties hereto agree that any appraiser appointed hereunder shall be given full access during normal business hours to all information required and relevant to a valuation of the Company.

                    (e) Any appraiser, to be qualified to conduct an appraisal hereunder, shall be an independent appraiser (i.e., not affiliated with the Company, Artisan, the Operating Member or Postle), an M.A.I. appraiser or its equivalent, and shall be reasonably competent as an expert to appraise the value of the Company. If any appraiser initially appointed under this Agreement shall, for any reason, be unable to serve, a successor appraiser shall be promptly appointed in accordance with the procedures pursuant to which the predecessor appraiser was appointed.

                    (f) Notwithstanding the foregoing, if the determination of the fair market value of the Company by appraisal is not completed and all appraisal reports delivered as provided herein within the Appraisal Period, then all closing, payment and similar dates subsequent thereto shall be automatically extended one (1) day for each day delivery of the appraisal reports is delayed beyond the end of the Appraisal Period.

                    (g) The cost of the appraiser appointed by each party shall be borne by each such party. The cost of the third appraiser, if any, or the sole appraiser, in the event the Operating Member and Artisan agree upon a single appraiser, shall be borne equally by the Operating Member and Artisan.

          C.   Option C. In the event that at any time which is at least five
(5) years from the date hereof, Postle's employment with the Company is terminated by the Company for any reason other than Cause, death or Disability, or in the event that the Company at any time notifies Postle of its election not to renew the Term of Employment; then, in any such event Artisan shall, subject to the remaining terms of this Article VIII, purchase from the Operating Member (such purchase and sale obligation is referred to as "Option C"), and the Operating Member shall sell to Artisan, the Membership Interest of the Operating Member for a purchase price equal to (i) the product of the following: (a) the Cash Flow for the twenty-six (26) Periods immediately preceding the Period in which the Option Event Date occurs, divided by 2, (b) multiplied by 6.0, and (c) multiplied by a percentage equal to the Operating Member's Percentage Interest as of the Option Event Date, minus (ii) the sum of all indebtedness of the Company multiplied by a percentage equal to the Operating Member's Percentage Interest. By way of example, if the Cash Flow for the twenty-six (26) Periods immediately preceding the Period in which the triggered event occurs is $6,000,000, the Operating Member's Percentage Interest is 10%, and the Company had $500,000 of indebtedness outstanding, the purchase price would be equal to $6,000,000 divided by 2 multiplied by 6.0 multiplied by 10%, and then subtracting $500,000 multiplied by 10%, or $1,750,000.

          D. Option D. In the event that Postle voluntarily ceases or voluntarily resigns or terminates his employment with the Company at any time which is at least five (5) years from the date hereof or in the event that Postle at any time notifies the Company of his election not to renew the Term of Employment; then, the Operating Member shall, subject to the remaining terms of this Article VIII, sell to Artisan (such purchase and sale obligation is referred to as "Option D"), and Artisan shall purchase from the Operating Member, the Membership Interest of the Operating Member for a purchase price equal to (i) the product of the following: (a) the Cash Flow for the twenty-six
(26) Periods immediately preceding the Period in which the Option Event Date occurs, divided by 2, (b) multiplied by 5.0, and (c) multiplied by a percentage equal to the Operating Member's Percentage Interest as of the Option Event Date, minus (ii) the sum of any indebtedness of the Company multiplied by a percentage equal to the Operating Member's Percentage Interest. Notwithstanding the foregoing, if any of the other Options has been exercised, Option D shall not be exercisable unless and until Artisan or its assignee defaults in the performance of its purchase obligations thereunder other than as a result of a default by Operating Member.

          E. Purchase Price Adjustment. If, as of the Option Event Date, the Company has any Panera Bread Bakery-Cafes which have been open for less than twenty-six (26) Periods, the purchase price payable under Option C or Option D, as the case may be, shall be adjusted as follows and divided into an initial purchase price ("Initial Purchase Price") and an additional purchase price ("Additional Purchase Price"):

               (i) The Initial Purchase Price shall be determined in the manner described in Section 8.1.C or 8.1.D, as the case may be, for determining the purchase price except that instead of using Cash Flow to determine the Initial Purchase Price, the parties shall use the Bakery-Cafe Cash Flow for the twenty-six (26) Periods immediately preceding the Period in which the Option Event Date occurs for only those Panera Bread Bakery-Cafes which have been open for at least twenty-six (26) Periods immediately preceding the Period in which the Option Event Date occurs.

               (ii) The Additional Purchase Price shall be determined not later than two (2) years after the Option Event Date, and shall be determined in the manner described in Section 8.1C or 8.1D, as the case may be, for determining the purchase price, except that (A) instead of using Cash Flow to determine the Additional Purchase Price, the parties shall use the Bakery-Cafe Cash Flow for the initial fourteenth (14th) through twenty-sixth (26th) Periods of operation for only those Panera Bread Bakery-Cafes which have not been open for at least twenty-six (26) Periods as of the Option Event Date, (B) the Bakery-Cafe Cash Flow shall not be divided by 2, and (C) no deduction shall be made for any indebtedness of the Company.

     By way of example, if as of the Option Event Date resulting under Option D, ten (10) Panera Bread Bakery-Cafes have been open for at least twenty-six (26) Periods and the Bakery-Cafe Cash Flow for such Panera Bread Bakery-Cafes for the twenty-six (26) Periods immediately preceding the Period in which the Option Event Date occurs is $6,000,000, five (5) Panera Bread Bakery-Cafes have been open for less than twenty-six (26) Periods, the Operating Member's Percentage Interest is 10%, and the Company had $500,000 of indebtedness outstanding, then:
(A) the Initial Purchase Price would be equal to $6,000,000 divided by 2, multiplied by 5.0, multiplied by 10% and then subtracting $500,000 multiplied by 10%, or an Initial Purchase Price of $1,450,000, and (B) the Additional Purchase Price would be equal to the Bakery-Cafe Cash Flow for the initial fourteenth
(14th) through twenty-sixth (26th) Periods of operation for each of the five (5) Panera Bread Bakery-Cafes which have not been open for at least twenty-six (26) Periods, multiplied by 5.0 and then multiplied by 10%.

          F. Right to Assign. Notwithstanding anything to the contrary contained herein, Artisan may assign its rights and obligations under any Option to the Company or any other assignee, without the consent of the Operating Member.

     8.2 Purchase Notice. If an Option Event occurs, Artisan shall, as soon as practicable following the Option Event Date, deliver to the Operating Member a written notice (the "Purchase Notice") stating the purchase price (or, if applicable, the Initial Purchase Price or in the case of Option B, the Fair Market Value), a detailed explanation of the valuation methodology and supporting information utilized in arriving at said purchase price (or Fair Market Value). The Operating Member shall have a period of thirty (30) days from the delivery of the Purchase Notice in which to agree to the purchase price (or, if applicable, the Initial Purchase Price or Fair Market Value) or assert any challenges to the calculation of the purchase price (or, if applicable, the Initial Purchase Price or Fair Market Value). If the Members cannot agree on the purchase price (or, if applicable, the Initial Purchase Price or Fair Market Value) calculation forty-five (45) days from receipt of the Purchase Notice (ten
(10) days in the case of Option B), the calculation shall be determined by the Company's independent certified public accountants in the case of the exercise of Option A, Option C or Option D or by appraisal in the case of the exercise of Option B. Following the determination of the purchase price, the parties shall proceed to close the purchase and sale in accordance with Section 8.3.

     8.3  Closing of Option Exercise.

          A. Payment of Purchase Price. Notwithstanding Sections 8.1 and 8.2, the purchase price (if applicable, the Initial Purchase Price) payable to the Operating Member pursuant to the exercise of any Option shall be reduced by the amount, if any, of the aggregate outstanding obligations of the Operating Member and Postle to the Company, Artisan or its Affiliates (including payments made to the Operating Member in excess of the Operating Fee earned by it and any accrued interest). The purchase price (if applicable, the Initial Purchase Price) to be paid for all Membership Interests purchased pursuant to the exercise of any Option shall be paid in twenty-four (24) equal monthly installments of principal and interest, commencing one (1) month following the closing of the purchase. The purchase price or Initial Purchase Price shall be evidenced by an unsecured promissory note (the "Note") of the purchasing party (which may be Artisan, the Company or any of their assignees) bearing simple interest at the "prime rate" of interest published in The Wall Street Journal on the business day immediately preceding the date of closing, and the payment obligations under the Note shall be guaranteed by Panera.

          B. Closing. The closing for the purchase and sale shall be held at 10:00 a.m. at the principal office of Company no later than thirty (30) days after the determination of the purchase price, except that if the closing date falls on a Saturday, Sunday, or legal holiday, then the closing shall be held on the next succeeding business day.

          At the Closing, the Operating Member shall execute and deliver to the purchasing party such documents, affidavits and instruments of conveyance as are necessary, in the opinion of legal counsel for the purchasing party, to transfer, convey and validly vest in the purchasing party, as the case may be, good, marketable and absolute title to all of the Membership Interest being conveyed free and clear of any lien, claim, pledge, security interest, equities or other encumbrance or interest of any kind or character whatsoever, and the purchasing party, as the case may be, shall execute and deliver the Note to the Operating Member and Panera shall execute and deliver to the Operating Member a guaranty of the payment obligations under the Note. All documentary stamps and other costs shall be paid equally by the purchasing party, as the case may be, and the Operating Member.

          C. Additional Purchase Price. If an Additional Purchase Price is payable with respect to any Panera Bread Bakery-Cafe, Artisan or its assignee shall pay such Additional Purchase Price to the Operating Member no later than sixty (60) days after the determination of such Additional Purchase Price.


                                   ARTICLE IX

                    ACCOUNTING, RECORDS, REPORTING BY MEMBERS

     9.1 Books and Records. The books and records of the Company shall be kept, and the financial position and the results of its operations recorded, in accordance with generally accepted accounting principles consistently applied. The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business. The Company shall maintain at its principal office all of the following:

          A. A current list of the full name and last known business or residence address of each Member and Assignee, together with the current Capital Contributions, Capital Account and Percentage Interest of each Member and Assignee;

          B. A current list of the full name and business or residence address of the Controlling Member;

          C. A copy of the Certificate and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which the Certificate or any amendments thereto have been executed;

          D. Copies of the Company's federal, state, and local income tax or information returns and reports, if any, for the six (6) most recent taxable years;

          E. A copy of this Agreement and any and all amendments thereto together with executed copies of any powers of attorney pursuant to which this Agreement or any amendments thereto have been executed;

          F. Copies of the financial statements of the Company, if any, for the four (4) most recent Fiscal Years; and

          G. The Company's books and records as they relate to the internal affairs of the Company for at least the current and past four (4) Fiscal Years.

     9.2  Delivery to Members and Inspection.

          Each Member, Controlling Member and Assignee has the right, upon reasonable request for purposes reasonably related to the interest of the Person as Member, Controlling Member or Assignee, to:

          (i) inspect and copy during normal business hours any of the Company records described in Sections 9.1A through F and such other information as may be required by law; and

          (ii) obtain from the Controlling Member, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each Fiscal Year.

Any request, inspection or copying by a Member or Assignee under this Section
9.2 may be made by that Person or that Person's agent or attorney. The Controlling Member shall have the right to keep confidential from the Members, for such period of time as the Controlling Member deems reasonable, any information which the Controlling Member reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Controlling Member in good faith believes is not in the best interest of the Company or could damage the Company or its business or which the Company is required by law or by agreement with a third party to keep confidential.

     9.3 Annual Statements. The Controlling Member shall cause to be prepared at least annually, at Company expense, information necessary for the preparation of the Members' and Assignees' federal and state income tax returns. The Controlling Member shall send or cause to be sent to each Member or Assignee within ninety (90) days after the end of each taxable year such information as is necessary to complete federal and state income tax or information returns.

     9.4 Filings. The Controlling Member, at Company expense, shall cause the income tax returns for the Company to be prepared and timely filed with the appropriate authorities. The Controlling Member, at Company expense, shall also cause to be prepared and timely filed, with appropriate federal and state regulatory and administrative bodies, amendments to, or restatements of, the Certificate and all reports required to be filed by the Company with those entities under the Act or other then current applicable laws, rules, and regulations.

     9.5 Bank Accounts. The Controlling Member shall maintain the funds of the Company in one or more separate bank accounts in the name of the Company.

     9.6 Accounting Decisions and Reliance on Others. All decisions as to accounting matters, except as otherwise specifically set forth herein, shall be made by the Controlling Member. The Controlling Member may rely upon the advice of its accountants as to whether such decisions are in accordance with accounting methods followed for federal income tax purposes.

     9.7 Tax Matters for the Company Handled by Controlling Member and Tax Matters Partner. The Controlling Member shall from time to time cause the Company to make such tax elections as they deem to be in the best interests of the Company and the Members. The Tax Matters Partner shall represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend the Company funds for professional services and costs associated therewith. The Tax Matters Partner shall oversee the Company tax affairs in the overall best interests of the Company. If for any reason the Tax Matters Partner can no longer serve in that capacity or ceases to be a Member or Controlling Member, as the case may be, a Majority Interest may designate another to be Tax Matters Partner.


                                    ARTICLE X

                           DISSOLUTION AND WINDING UP

     10.1 Dissolution. The Company shall be dissolved, its assets shall be disposed of, and its affairs wound up on the first to occur of the following:

          A.   The entry of a decree of judicial dissolution; or

          B.   The sale of all or substantially all of the assets of Company.

Dissolution shall not occur upon the occurrence of any other event.

     10.2 Winding-Up. Upon the occurrence of any event specified in Section 10.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors. The Controlling Member shall be responsible for overseeing the winding up and liquidation of Company, shall take full account of the liabilities of Company and assets, shall either cause its assets to be sold or distributed, and if sold shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 10.4. The Persons winding up the affairs of the Company shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Company.

     10.3 Distributions in Kind. Upon dissolution, Artisan shall have the right to elect to receive a distribution of any or all of the Panera Bread Bakery-Cafes. Operating Member shall have no right to receive any Panera Bread Bakery-Cafes as a result of the Company's dissolution. Any non-cash asset distributed to one or more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Article VI, and the Members' Capital Accounts shall be adjusted to reflect such allocations. The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to) taking into account the use of the Company's assets as franchises of Panera. The fair market value of such asset shall be determined by the Controlling Member or if any Member objects by an independent appraiser (any such appraiser must be recognized as an expert in valuing the type of asset involved) selected by the Controlling Member or liquidating trustee and approved by the Members.

     10.4 Order of Payment Upon Dissolution. After determining that all known debts and liabilities of the Company, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in accordance with their positive Capital Account balances, after taking into account income and loss allocations for the Company's taxable year during which liquidation occurs. Such liquidating distributions shall be made by the end of the Company's taxable year in which the Company is liquidated, or, if later, within ninety (90) days after the date of such liquidation.

     10.5 Limitations on Payments Made in Dissolution. Each Member shall only be entitled to look solely at the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for its Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the Controlling Member or any other Member; provided, however, that this Section
10.5 shall not limit the right of a Member or Controlling Member to seek damages for a breach of this Agreement or the Employment Agreement.


                                   ARTICLE XI

                          INDEMNIFICATION AND INSURANCE

     11.1 Indemnification of Agents. The Company shall defend and indemnify any Member or Controlling Member and may indemnify any other Person who was or is a party or is threatened


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

to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a Member, Controlling Member, officer, employee or other agent of the Company or that, being or having been such a Member, Controlling Member, officer, employee or agent, he or she is or was serving at the request of the Company as a Controlling Member, director, officer, employee or other agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "agent"), to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit. The Controlling Member shall be authorized, on behalf of the Company, to enter into indemnity agreements from time to time with any Person entitled to be indemnified by the Company hereunder, upon such terms and conditions as the Controlling Member deems appropriate in their business judgment.

     11.2 Insurance. The Company shall have the power to purchase and maintain insurance on behalf of any Person who is or was an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of Section 11.1 or under applicable law.


                                   ARTICLE XII

                       CONFIDENTIALITY AND NON-COMPETITION

     12.1 Noncompetition.

          A. So long as Operating Member is a Member and for two (2) years thereafter, neither the Operating Member, Postle nor any of their respective Affiliates shall, anywhere in the world (whether within or outside of the Territory), individually or jointly with others, directly or indirectly, whether for their own account or for that of any other Person, operate, engage in, own or hold any ownership interest in, have any interest in or lend any assistance to, any Competitive Activity.

     12.2 Confidentiality.

          A. Definition. For the purpose of this Agreement, "Proprietary Information" shall include all information designated by the Company or the Controlling Member, either orally or in writing, as confidential or proprietary, or which reasonably would be considered proprietary or confidential to the business of the Company, including but not limited to suppliers, customers, trade or industrial practices, marketing and technical plans, technology, personnel, organization or internal affairs, plans for products and ideas, recipes, menus, wine lists and proprietary techniques and other trade secrets. Notwithstanding the foregoing, "Proprietary Information" shall not include information which (i) has entered the public domain or became known other than due to a breach of any obligation of confidentiality owed to the owner of such information; (ii) was known prior to the disclosure of such information other than a result of rendering services for Artisan, Panera or their

Affiliates; (iii) became known to the recipient from a source other than a Member or its Affiliate, provided there was no breach of an obligation of confidentiality owed to said Member or its Affiliate; or (iv) was independently developed by the party receiving such information other than a result of rendering services for Artisan, or their Affiliates.

          B. No Disclosure, Use, or Circumvention. No Member (other than Artisan) or its Affiliates shall disclose any Proprietary Information to any third parties and will not use any Proprietary Information in that Member's or Affiliate's business or any affiliated business without the prior written consent of the Controlling Member, and then only to the extent specified in that consent. Consent may be granted or withheld at the sole discretion of the Controlling Member. No Member shall contact any suppliers, customers, employees, affiliates or associates to circumvent the purposes of this provision.

          C. Maintenance of Confidentiality. Each Member (other than Artisan) shall take all steps reasonably necessary or appropriate to maintain the strict confidentiality of the Proprietary Information and to assure compliance with this Agreement.

     12.3 Non-Solicitation. During the term of this Agreement and, with respect to each Member, for a period two (2) years following the earlier of (A) the date that such Member transfers all of its Membership Interest in the Company or (B) the dissolution of the Company pursuant to Article X, neither the Member nor Postle shall offer employment to, or hire, any employee of the Company or of a Member, or their Affiliates or of a franchise of Artisan's Affiliates, or otherwise solicit or induce any employee of any of them to terminate their employment, nor shall any of the Members act as an officer, director, employee, partner, independent contractor, consultant, principal, agent, proprietor, owner or part owner, or in any other capacity, for any person or entity which solicits or otherwise induces any employee of the Company or of a Member, or their Affiliates, to terminate their employment with such entity; provided, however, that this Section 12.3 shall not apply to Artisan.

     12.4 Reasonableness of Restrictions; Reformation; Enforcement. The parties hereto recognize and acknowledge that the geographical and time limitations contained in Section 12.1, 12.2 and 12.3 hereof are reasonable and properly required for the adequate protection of the Company's and Members' interests. It is agreed by the parties hereto that if any portion of the restrictions contained in Section 12.1, 12.2 or 12.3 are held to be unreasonable, arbitrary, or against public policy, then the restrictions shall be considered divisible, both as to the time and to the geographical area, with each month of the specified period being deemed a separate period of time and each radius mile of the restricted territory being deemed a separate geographical area, so that the lesser period of time or geographical area shall remain effective so long as the same is not unreasonable, arbitrary, or against public policy. The parties hereto agree that in the event any court of competent jurisdiction determines the specified period or the specified geographical area of the restricted territory to be unreasonable, arbitrary, or against public policy, a lesser time period or geographical area which is determined to be reasonable, nonarbitrary, and not against public policy may be enforced. If any of the covenants contained herein are violated and if any court action is instituted by the Company or a Member to prevent or enjoin such violation, then the period of time during which the business activities shall be restricted, as provided in this Agreement, shall be lengthened by a period of time equal to the period between the date of the breach of the terms or covenants contained in this Agreement and the date on which the decree of the court disposing of the issues upon the merits shall become final and not subject to further appeal.

     In the event it is necessary for the Company or a Member to initiate legal proceedings to enforce, interpret or construe any of the covenants contained in
Section 12.1, 12.2 or 12.3 hereof, the prevailing party in such proceedings shall be entitled to receive from the non-prevailing party, in addition to all other remedies, all costs, including reasonable attorneys' fees, of such proceedings including appellate proceedings.

     12.5 Specific Performance. The parties agree that a breach of any of the covenants contained Section 12.1, 12.2 and 12.3 hereof will cause irreparable injury to the Company or a Member for which the remedy at law will be inadequate and would be difficult to ascertain and therefore, in the event of the breach or threatened breach of any such covenants, the Company or injured Member shall be entitled, in addition to any other rights and remedies it may have at law or in equity, to obtain an injunction to restrain any threatened or actual activities in violation of any such covenants. The parties hereby consent and agree that temporary and permanent injunctive relief may be granted in any proceedings which might be brought to enforce any such covenants without the necessity of proof of actual damages, and in the event the Company or Member does apply for such an injunction, that the Company or Member has an adequate remedy at law shall not be raised as a defense.


                                  ARTICLE XIII

                           INVESTMENT REPRESENTATIONS

     Each Member hereby represents and warrants to, and agrees with, the Controlling Member, the other Members, and the Company as follows:

     13.1 Preexisting Relationship or Experience. (i) It has a preexisting personal or business relationship with the Company, the Controlling Member or one or more of its control persons or (ii) by reason of its business or financial experience, or by reason of the business or financial experience of its financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, it is capable of evaluating the risks and merits of an investment in the Membership Interest and of protecting its own interests in connection with this investment.

     13.2 No Advertising. It has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the sale of the Membership Interest.

     13.3 Investment Intent. It is acquiring the Membership Interest for investment purposes for its own account only and not with a view to or for sale in connection with any distribution of all or any part of the Membership Interest. No other person will have any direct or indirect beneficial interest in or right to the Membership Interest except as described herein.

     13.4 Consultation with Attorney. Each Member has been advised to consult with its own attorney regarding all legal matters concerning an investment in the Company and the tax consequences of participating in the Company, and has done so, to the extent it considers necessary.

     13.5 Tax Consequences. Each Member acknowledges that the tax consequences to it of investing in the Company will depend on its particular circumstances, and neither the Company, the Controlling Member, the Members, nor the partners, shareholders, members, agents, officers, directors, employees, Affiliates, or consultants of any of them will be responsible or liable for the tax consequences to him or her of an investment in the Company. Each Member will look solely to, and rely upon, its own advisers with respect to the tax consequences of this investment.

     13.6 No assurance of Tax Benefits. Each Member acknowledges that there can be no assurance that the Code or the Regulations will not be amended or interpreted in the future in such a manner so as to deprive the Company and the Members of some or all of the tax benefits they might now receive, nor that some of the deductions claimed by the Company or the allocations of items of income, gain, loss, deduction, or credit among the Members may not be challenged by the Internal Revenue Service.


                                   ARTICLE XIV

                                  MISCELLANEOUS

     14.1 Complete Agreement. This Agreement and the Certificate constitute the complete and exclusive statement of agreement among the Members and Controlling Member with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among the Members and Controlling Member or any of them. No representation, statement, condition or warranty not contained in this Agreement or the Certificate will be binding on the Members or Controlling Member or have any force or effect whatsoever. To the extent that any provision of the Certificate conflict with any provision of this Agreement, the Certificate shall control.

     14.2 Binding Effect. Subject to the provisions of this Agreement relating to transferability, this Agreement will be binding upon and inure to the benefit of the Members, and their respective successors and assigns.

     14.3 Parties in Interest. Except as expressly provided in the Act, nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any Persons other than the Members and Controlling Member and their respective successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over or against any party to this Agreement.

     14.4 Pronouns; Statutory References. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require. Any reference to the Code, the Regulations, the Act or other statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

     14.5 Headings. All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

     14.6 Interpretation. In the event any claim is made by any Member relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Member or its counsel.

     14.7 References to this Agreement. Numbered or lettered articles, sections, subsections and exhibits herein contained refer to articles, sections, subsections and exhibits of this Agreement unless otherwise expressly stated.

     14.8 Jurisdiction. Each Member hereby consents to the exclusive jurisdiction of the state and federal courts sitting in Missouri in any action on a claim arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each Member further agrees that personal jurisdiction over it may be effected by service of process by registered or certified mail addressed as provided in Section 14.14 of this Agreement, and that when so made shall be as if served upon it personally.

     14.9 Limitations on Legal Actions. Except with respect to the obligations under Article XII, the Company and each Member waives, to the fullest extent permitted by law, any right to or claim for any punitive or exemplary damages against the other parties and the right to recover consequential damages for any claim directly or indirectly arising from or relating to this Agreement. Furthermore, the parties agree that any legal action in connection with this Agreement shall be tried to the court sitting without a jury, and all parties hereto waive any right to have any action tried by jury.

     14.10 Mediation. Except as otherwise provided in this Agreement or an action seeking a restraining order or injunction, any controversy between the parties arising out of this Agreement shall first be submitted to the American Arbitration Association for non-binding mediation in the county in which the Company's principal office is then located. The costs of the mediation, including any American Arbitration Association administration fee, the mediator's fee, and costs for the use of facilities during the hearings, shall be borne equally by the parties to the mediation. The mediation shall be administered by and held in accordance with the Commercial Mediation Rules of the American Arbitration Association.

     14.11 Exhibits. All Exhibits attached to this Agreement are incorporated and shall be treated as if set forth herein.

     14.12 Severability. Subject to Section 12.4, if any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be affected thereby.

     14.13 Additional Documents and Acts. Each Member agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

     14.14 Notices. Any notice to be given or to be served upon the Company or any party hereto in connection with this Agreement must be in writing (which may include facsimile) and will be deemed to have been given and received when delivered to the address specified by the party to receive the notice. Such notices will be given to a Member or Controlling Member at the address specified in Exhibit A. Any party may, at any time by giving five (5) days' prior written notice to the other parties, designate any other address in substitution of the foregoing address to which such notice will be given.

     14.15 Amendments. All amendments to this Agreement (other than Exhibits A and D) will be in writing and signed by all Members. Amendments to Exhibits A and D may be made at any time by the Controlling Member in accordance with this Agreement.

     14.16 Reliance on Authority of Person Signing Agreement. If a Member is not a natural person, neither the Company nor any Member will be required to determine the authority of the individual signing this Agreement to make any commitment or undertaking on behalf of such entity or to determine any fact or circumstance bearing upon the existence of the authority of such individual or be responsible for the application or distribution of proceeds paid or credited to individuals signing this Agreement on behalf of such entity.

     14.17 No Interest in Company Property; Waiver of Action for Partition. No Member or Assignee has any interest in specific property of the Company. Without limiting the foregoing, each Member and Assignee irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to the property of the Company.

     14.18 Multiple Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     14.19 Attorney Fees. In the event that any dispute between the Company and the Members or among the Members should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to recover from the other party all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorneys' fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. For the purposes of this Section: attorney fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and
(5) bankruptcy litigation and prevailing party shall mean the party who is determined in the proceeding to have prevailed or who prevails by dismissal, default or otherwise.

     14.20 Time is of the Essence. All dates and times in this Agreement are of the essence.

     14.21 Remedies Cumulative. The remedies under this Agreement are cumulative and shall not exclude any other remedies to which any person may be lawfully entitled.

     14.22 Special Power of Attorney.

          A. Attorney in Fact. Each Member grants the Controlling Member a special power of attorney irrevocably making, constituting, and appointing the Controlling Member as the Member's attorney in fact, with all power and authority to act in the Member's name and on the Member's behalf to execute, acknowledge and deliver and swear to in the execution, acknowledgment, delivery and filing of the following documents:

               (i)  Promissory notes to be delivered pursuant to Section 3.6;

               (ii) Security agreements to be delivered pursuant to Section 3.6;

               (iii) UCC-1 financing statements to be delivered pursuant to
     Section 3.6 and all amendments thereto;

               (iv) Assignments of Membership Interests or other documents of transfer to be delivered pursuant to Section 3.6 or in connection with the purchase of a Membership Interest pursuant to Section 3.6, Section 7.5 or
     Section 8.3; and

               (v) Any other instrument or document that may be reasonably required by the Controlling Member in connection with any of the foregoing or to reflect any reduction in the Member's Capital Account or Percentage Interest pursuant to Section 3.6.

          B.   Irrevocable Power. The special power granted in Section 14.22A:
(i) is irrevocable, (ii) is coupled with an interest and (iii) shall survive a Member's death, incapacity or dissolution.

          C. Signatures. The Controlling Member may exercise the special power of attorney granted in Section 14.22A by a facsimile signature of the Controlling Member or by signature of the Controlling Member.


     All of the Members of CAP CITY BREAD, LLC, a Delaware limited liability company, have executed this Agreement, effective as of the date written above.


                                        ARTISAN BREAD, LLC
                                        a Delaware limited liability company


                                        By: /s/ Ronald M. Shaich
                                            ------------------------------------
                                        Its: Chairman & CEO of PANERA, INC.
                                             Its sole member



                                        CAPITOL DOUGH, INC.
                                        a Missouri corporation


                                        By: /s/ Richard Postle
                                            ------------------------------------
                                            Richard Postle, President

ACCEPTED AND AGREED TO AS TO
SECTIONS 3.1C, 4.5 AND 5.8 AND ARTICLE XII:


/s/ Richard Postle
---------------------------------------
RICHARD POSTLE



ACCEPTED AND AGREED TO AS OF
SECTION 8.3:

PANERA, INC.
a Delaware corporation


By: /s/ Ronald M. Shaich
    -----------------------------------
Its: Chairman & CEO